AFBA 5STAR FUND, INC.SM


                                 Consisting of:

                            AFBA 5STAR BALANCED FUND
                           AFBA 5STAR HIGH YIELD FUND
                            AFBA 5STAR LARGE CAP FUND
                             AFBA 5STAR MID CAP FUND
                      AFBA 5STAR SCIENCE & TECHNOLOGY FUND
                            AFBA 5STAR SMALL CAP FUND
                           AFBA 5STAR USA GLOBAL FUND

                       STATEMENT OF ADDITIONAL INFORMATION


                               Dated July 31, 2006

         THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS BUT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR CLASS A, B, AND C SHARES, THE PROSPECTUS FOR CLASS I SHARES AND THE PROSPECTUS FOR CLASS R SHARES EACH DATED JULY 31, 2006 (TOGETHER, THE "PROSPECTUSES"). THE AUDITED FINANCIAL STATEMENTS AND NOTES THERETO IN THE AFBA 5STAR FUND, INC. ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED MARCH 31, 2006 ARE INCORPORATED INTO THIS SAI BY REFERENCE. TO OBTAIN A FREE COPY OF A PROSPECTUS OR ANY ANNUAL OR SEMI-ANNUAL REPORT TO SHAREHOLDERS, PLEASE CALL THE COMPANY TOLL-FREE AT (800) 243-9865.







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                                TABLE OF CONTENTS
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Fund History.............................................................................................2
Information About the Funds' Investments and Risks.......................................................2
     Classification......................................................................................2
     Investment Strategies and Risks.....................................................................2
     Fundamental Investment Policies and Restrictions....................................................8
     Non-Fundamental Policies and Restrictions for the AFBA 5 Star MidCap Fund, AFBA 5Star
              Science &Technology Fund and AFBA 5Star Small Cap Fund....................................11
     Portfolio Turnover.................................................................................11
     Disclosure of Portfolio Holdings...................................................................11
Management of AFBA 5Star Fund, Inc......................................................................13
     Directors and Officers.............................................................................13
     Security and Other Interests ......................................................................16
     Compensation.......................................................................................17
     Code of Ethics.....................................................................................17
     Proxy Voting Policies and Procedures...............................................................18
Control Persons and Principal Holders of Securities.....................................................18
Investment Advisory and Other Services..................................................................28
     Manager and Sub-Adviser............................................................................28
     Portfolio Managers.................................................................................30
     Administration and Accounting Services.............................................................33
     Additional Service Providers.......................................................................34
Distribution of Shares and Rule 12b-1 Plan..............................................................34
     Shareholder Service Plan...........................................................................36
     Front-End Sales Charges ...........................................................................37
Brokerage Allocation and Other Practices................................................................38
Capital Stock and Other Securities......................................................................40
Purchasing and Selling Shares...........................................................................40
     Purchases..........................................................................................40
     Sales (Redemptions)................................................................................41
     Redemption Fee. ...................................................................................42
     Additional Purchase and Redemption Policies for Class A, Class B, Class C and Class I Shares.......43
     Information for Class R Shares.....................................................................43
     Additional Purchase and Redemption Policies for Class R Shares.....................................44
     Additional Information for all Classes.............................................................44
     How Share Price Is Determined......................................................................45
Distributions and Taxes.................................................................................45
Financial Statements....................................................................................48
Appendix-Description of Ratings........................................................................A-1
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                                  FUND HISTORY


AFBA 5Star Fund, Inc. (the "Company") was organized as a Maryland corporation on January 9, 1997, and is currently operating seven separate investment portfolios: the AFBA 5Star Balanced Fund, AFBA 5Star High Yield Fund, AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund, AFBA 5Star Science & Technology Fund, AFBA 5Star Small Cap Fund and AFBA 5Star USA Global Fund (each, a "Fund" and together the "Funds").

               INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISKS

CLASSIFICATION. The Company is classified and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund is classified as diversified under the 1940 Act. These classifications mean that the assets of the Funds are invested in a diversified portfolio of investments and the Funds operate as mutual funds, allowing shareholders to buy and sell shares at any time (as described in the Prospectuses).

INVESTMENT STRATEGIES AND RISKS. The following supplements the information contained in the Prospectuses concerning the investment objectives and policies of the Funds. Each Fund's investment objective is fundamental, which means it may only be changed if both the Board of Directors and shareholders approve the change. The policies of the AFBA 5Star Balanced Fund, AFBA 5Star High Yield Fund, AFBA 5Star Large Cap Fund and AFBA 5Star USA Global Fund are also fundamental. The policies of the AFBA 5Star Mid Cap Fund, AFBA 5Star Science & Technology Fund and AFBA 5Star Small Cap Fund, as described in the Prospectuses and this SAI, are non-fundamental and may be changed by the Board of Directors without shareholder approval.

AFBA 5STAR BALANCED FUND - seeks both long-term capital growth and high current income. Long-term capital growth is intended to be achieved primarily by the Fund's investment in domestic common stocks and secondarily by the Fund's investment in convertible debt securities and convertible preferred stocks. High current income is intended to be achieved by the Fund's investment in corporate bonds, government bonds, mortgage-backed securities, convertible debt securities, preferred stocks and convertible preferred stocks, with an emphasis on lower-rated bonds.


It is expected that the majority of common stocks in the Fund's portfolio will be those of companies with capitalizations in excess of $1.5 billion at the time of purchase. It is not the sub-adviser's intention to make wide use of Nasdaq-traded, smaller capitalization ("small cap") common stocks (capitalizations of less than $1.5 billion). The Fund may invest up to 75% of its assets in corporate bonds, convertible bonds, preferred stocks and convertible preferred stocks. The Fund's sub-adviser expects that generally these securities may be rated below investment grade or its equivalent by the major credit rating agencies.


The Fund will not invest in securities that, at the time of initial investment, are rated less than B by Moody's Investors Service Inc. ("Moody's) or Standard & Poor's Corporation ("S&P"). Securities that are subsequently downgraded in quality below B may continue to be held by the Fund, and will be sold only at the sub-adviser's discretion. In addition, the credit quality of unrated securities purchased by the Fund must be, in the opinion of the Fund's sub-adviser, at least equivalent to a B rating by Moody's or S&P. Securities rated less than Baa by Moody's or BBB by S&P are classified as non-investment grade securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. (See "High Yielding Securities.")


AFBA 5STAR HIGH YIELD FUND - primarily seeks a high level of current income and secondarily, capital growth. The Fund invests, under normal circumstances, at least 80% of its net assets primarily in a diversified portfolio of high-yielding, higher risk debt securities. High current income is intended to be achieved by the Fund's investment in debt securities, without restriction, such as corporate bonds, government bonds, convertible debt securities and convertible preferred stocks. The Fund may not invest in foreign government bonds. Capital growth is intended to be achieved by the appreciation of debt and equity investments held by the Fund. It is expected that a minimum of 80% of the Fund's net assets will always be invested in debt securities and that a maximum of 10% of its net assets will be invested in equity securities, including common and preferred stocks.


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The Fund may invest up to 100% of its assets in debt securities, including without limitation, corporate bonds, convertible debt securities and convertible preferred stocks. These securities may be rated below investment grade by the major rating agencies or, if unrated are, in the opinion of the sub-adviser, of similar quality. Securities rated Baa and below by Moody's or BBB and below by S&P are commonly known as "junk bonds" and are considered to be high risk (see "High Yielding Securities"). Yields on such bonds will fluctuate over time, and achievement of the Fund's investment objective may be more dependent on the Fund's own credit analysis than is the case for higher rated bonds. Up to 20% of the Fund's assets may be invested in debt securities which are rated less than B at the time of purchase or if unrated are, in the opinion of the sub-adviser, of similar quality. Securities rated B or higher at the time of purchase, which are subsequently downgraded, will not be subject to this limitation. The lowest rated security that may be held by the Fund is D, or that of defaulted securities. The Fund will not purchase obligations that are in default, but may hold portfolio securities that go into default subsequent to acquisition by the Fund.

The proportion of the Fund invested in each type of security is expected to change over time in accordance with the sub-adviser's interpretation of economic conditions and underlying security values. The Fund's flexible investment policy allows it to invest in securities with varying maturities; however, it is anticipated that the average maturity of securities acquired by the Fund will not exceed 15 years. The average maturity of the Fund will be generally ten years or less.

Sometimes the Fund's sub-adviser may believe that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions. To achieve a defensive posture, the sub-adviser may take any one or more of the following steps with respect to assets in the Fund's portfolio: (1) shortening the average maturity of the Fund's debt portfolio; (2) holding cash or cash equivalents; and (3) emphasizing high-grade debt securities. Use of a defensive posture by the Fund's sub-adviser may involve a reduction in the yield on the Fund's portfolio.


AFBA 5STAR LARGE CAP FUND - seeks long-term capital growth by investing primarily in common stocks. Realization of dividend income is a secondary consideration. The Fund will normally invest in a broad array of domestic common stocks, in terms of companies and industries. The Fund, under normal circumstances, invests at least 80% of its net assets in large capitalization or "large cap" companies. The Fund considers a company to be a large cap company if it has a market capitalization of $10 billion or greater at the time of purchase.

AFBA 5STAR MID CAP FUND - seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in domestic common stocks and other equity securities (including convertibles and warrants) of mid capitalization or "mid cap" companies. The Fund considers a company to be a mid cap company if it has a market capitalization between $1.5 billion and $10 billion at the time of purchase. The Fund will normally invest in a broad array of securities, which are diversified in terms of companies and industries. Investments in common stocks in general are subject to market, economic and business risks that will cause their prices to fluctuate over time. Investment in mid cap company securities may involve greater price volatility than securities of larger, more established companies.

AFBA 5STAR SCIENCE & TECHNOLOGY FUND - seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in the domestic equity securities of companies expected to benefit from the development, advancement, and use of science and technology. The Fund's principal investment strategy is to select stocks that the Fund's sub-adviser believes have prospects for above average earnings growth based on intensive fundamental research. Holdings can range from a significant amount in small companies developing new technologies to blue chip firms with established track records of developing and marketing technology. Investments may also include companies that the sub-adviser believes are likely to benefit from technological advances even if those companies are not directly involved in the specific research and development. Some of the industries likely to be included in the Fund are: electronics (including hardware, software and components); communications; E-commerce; information; media; life sciences and healthcare; environmental services; chemicals and synthetic materials; and defense and aerospace.


AFBA 5STAR SMALL CAP FUND - seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in equity securities of small capitalization companies or "small cap" companies. The Fund considers a company to be a small cap company if it has a market capitalization of up to $2 billion at the time of purchase, or issuers whose individual market capitalization would place them, at the time of purchase, in the lowest 20% total market capitalization of companies that have equity securities listed on a U.S. national securities exchange or trading on the NASDAQ system. Based on current market conditions, the current target is issuers with individual market capitalizations of $2 billion or less. Equity securities include domestic common


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stocks, preferred stocks and securities convertible into common stock or preferred stock. The Fund will normally invest in a broad array of securities, diversified in terms of companies and industries.


AFBA 5STAR USA GLOBAL FUND - seeks capital growth by investing, under normal circumstances, at least 80% of its net assets in common stocks of companies based in the United States that receive greater than 40% of their revenues or pre-tax income from international operations; measured as of the preceding four completed quarters of business or the respective company's most recently completed fiscal year. The international operations of these U.S. based companies will provide investors with exposure to at least three foreign countries. The Fund will invest in common stocks considered by the sub-adviser to have above average potential for appreciation; income is a secondary consideration.


INVESTMENTS


ASSET-BACKED SECURITIES. The AFBA 5Star Balanced Fund and AFBA 5Star High Yield Fund may invest in asset-backed securities. Asset-backed securities are collateralized by short maturity loans such as automobile receivables, credit card receivables, and other types of receivables or assets. Credit support for asset-backed securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization.

CASH MANAGEMENT. For purposes including, but not limited to, meeting redemptions and unanticipated expenses, the Funds may invest a portion of their assets in cash or high-quality, short-term debt obligations readily changeable into cash. Such high-quality, short-term obligations include: money market securities, commercial paper, bank certificates of deposit, and repurchase agreements collateralized by government securities. Investments in commercial paper are restricted to companies in the top two short-term rating categories by Moody's and S&P. In addition, the Funds may invest up to 100% of their respective assets in such securities for temporary, emergency purposes. The securities used for cash management can decrease in value. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of these securities generally declines.


CONVERTIBLE SECURITIES. The AFBA 5Star Balanced Fund, AFBA 5Star High Yield Fund, AFBA 5Star Mid Cap Fund and AFBA 5Star Small Cap Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security to some extent varies inversely with interest rates. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, a Fund may be required to pay for a convertible security an amount in excess of the value of the underlying common stock. Common stock acquired by a Fund upon conversion of a convertible security will generally be held for so long as the sub-adviser anticipates such stock will provide the Fund with opportunities that are consistent with the Fund's investment objective and policies.

COVERED CALL OPTIONS. Each Fund is authorized to write (i.e. sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. Covered call options are intended to serve as a partial hedge against any declining price of the underlying securities.

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Up to 25% of a Fund's total assets may be subject to covered call options. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out a Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Upon the termination of a Fund's obligation under a covered call option other than through exercise of the option, the Fund will realize a short-term capital gain or loss. Any gain realized by a Fund from the exercise of an option will be short- or long-term depending on the period for which the stock was held. The writing of covered call options creates a straddle that is potentially subject to the straddle rules, which may override some of the foregoing rules and result in a deferral of some losses for tax purposes.

DEBT SECURITIES. In addition to investing for cash management purposes, the AFBA 5Star Mid Cap Fund may invest in debt securities on an intermittent basis and the AFBA 5Star Balanced Fund and AFBA 5Star High Yield Fund invest in debt securities under normal conditions. A debt security represents a loan of money by the purchaser of the securities to the issuer. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain period of time. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividends to holders of its equity securities. Bonds, notes, debentures and commercial paper are types of debt securities. Each of these differs in the length of the issuer's payment schedule, with commercial paper having the shortest payment schedule.


The yields and principal values of debt securities fluctuate. The market prices of debt securities usually vary depending on available yields. Generally, values of debt securities change inversely with interest rates. An increase in interest rates will generally reduce the value of debt securities and vice versa. Debt securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The ability of a Fund to achieve its investment objective(s) is also dependent on the continuing ability of issuers of debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. The AFBA 5Star Mid Cap Fund may buy debt securities that are rated A or higher by Moody's or S&P; or unrated debt that is determined by the sub-adviser to be of comparable quality. The debt investments of the AFBA 5Star Balanced Fund and AFBA 5Star High Yield Fund may invest in lower quality debt securities, which are described below in the section "High Yielding Securities."

EQUITY SECURITIES. Each of the Funds may invest in equity securities. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stocks are equity securities that often pay dividends at a specified rate and have a preference over common stocks in dividend payments and liquidation of assets. Preferred stockholders typically receive greater dividends, but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities.


HIGH YIELDING SECURITIES. The AFBA 5Star Balanced Fund and AFBA 5Star High Yield Fund invest in high-yielding, higher-risk debt securities (so-called "junk bonds"). These lower rated bonds involve a higher degree of credit risk, the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the securities so affected. More careful analysis of the financial condition of each issuer of lower grade securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress, which would adversely affect their ability to meet their principal and interest payment obligations, to reach projected business goals and to obtain additional financing.

The market prices of lower grade securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to


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adverse economic or political changes or, in the case of corporate issuers, individual corporate developments. Periods of economic or political uncertainty and change can be expected to result in higher volatility of prices of these securities. Since the last major economic recession, there has been a substantial increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Therefore, past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods. Lower-rated securities also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be adversely affected by adverse economic conditions. Adverse publicity and investor perceptions, as well as new or proposed laws, may also have a negative impact on the market for high-yielding/higher-risk bonds.


Credit quality of lower-rated securities can change suddenly and unexpectedly and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield/high-risk security. For these reasons, it is the Funds' policy not to rely primarily on ratings issued by established credit rating agencies, but to utilize such ratings in conjunction with the investment adviser's own independent and ongoing review of credit quality.

As a mutual fund investing in fixed income securities, each of the Funds is subject primarily to interest rate, income and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. When interest rates rise, bond prices generally fall. Conversely, when interest rates fall, bond prices generally rise. The change in price depends on several factors, including the bond's maturity date. In general, bonds with longer maturities are more sensitive to interest rate changes than bonds with shorter maturities. The Funds are also subject to income risk, which is the potential for a decline in the respective Fund's income due to falling market interest rates. In addition to interest rate and income risks, each Fund is subject to credit risk as defined above. The credit risk of a Fund depends on the quality of its investments. Reflecting their higher risks, lower-quality bonds generally offer higher yields (all other factors being equal).


ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include generally, among other things, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws. A Fund's illiquid investments may include privately placed securities that are not registered for sale under the Securities Act of 1933, as amended (the "1933 Act").

The Funds may also, when consistent with their investment objectives and policies, purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). These securities will not be considered illiquid so long as the sub-adviser determines, under guidelines approved by the Board of Directors, that an adequate trading market exists. The practice of investing in Rule 144A securities could increase the level of a Fund's illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.


INTERNATIONAL INVESTING. International investing allows a mutual fund the opportunity to avoid being exclusively tied to the performance of the U.S. economy and can expose a fund to growth in foreign and/or emerging markets. But international investing involves risks such as currency fluctuation and instability. None of the Funds intend to invest directly in foreign securities or foreign currencies.

The AFBA 5Star USA Global Fund gains international exposure, while attempting to limit its risks, by investing primarily in U.S. companies with substantial international operations. Although this investment style is not direct foreign investment, the U.S. companies in which this Fund normally invests will directly experience the risk of foreign operations in their day-to-day business. The AFBA 5Star Mid Cap, AFBA 5Star Science & Technology and AFBA 5Star Small Cap Funds may also invest in U.S. companies with substantial international operations to a more limited degree and, to the extent they do so, will be subject to the same risks.

All of the Funds (except the AFBA 5Star USA Global Fund) may gain international exposure through investing in American Depositary Receipts (ADRs) and securities of foreign companies that are traded on U.S. stock exchanges. ADRs, which are receipts typically issued by domestic banks or trust companies, are publicly traded in the United States and represent ownership in underlying foreign securities.



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Up to 25% of the total assets of the AFBA 5Star Large Cap Fund, AFBA 5Star Mid
Cap Fund and AFBA 5Star Small Cap Fund may be invested in ADRs and securities of foreign companies that are traded on U.S. stock exchanges. However, under normal circumstances these Funds do not intend to invest the total authorized amount. The AFBA 5Star Science & Technology Fund does not intend to invest more than 5% in ADRs and securities of foreign companies that are traded on U.S. stock exchanges, nor do the Funds intend to invest directly in foreign securities or foreign currencies. Most ADRs are traded on a U.S. stock exchange and can be sponsored or unsponsored. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of such facility. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. Also, unsponsored ADRs tend to have a less liquid trading market than sponsored ADRs. ADRs do not involve the same direct currency and liquidity risks as securities denominated in foreign currency. However, their value will generally be affected by currency fluctuations that alter the value of the security underlying the ADRs with respect to the U.S. dollar.

Investing in foreign companies, even indirectly through ADRs, may involve more risks than investing in U.S. companies. These risks can increase the potential for losses in the Fund and may include, among others, currency risks (fluctuations in currency exchange rates and the new euro currency), country risks (political, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets) different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.


LARGE CAP SECURITIES. Investment in large cap company securities involves certain risks because large cap companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Large cap companies are also sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. The AFBA 5Star Large Cap Fund and AFBA 5Star USA Global Fund will primarily invest in the equity securities of large cap companies. The AFBA 5Star Balanced Fund and AFBA 5Star Mid Cap Fund may occasionally invest in equity securities of such large cap companies.

MID CAP SECURITIES. Generally, mid cap companies may have more potential for growth than large cap companies. Investing in mid cap companies, however, may involve greater risks than investing in large cap companies. Mid cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large cap companies, and, therefore, their securities may be more volatile than the securities of larger, more established companies. Mid cap company stocks may be bought and sold less often and in smaller amounts than large cap company stocks. Because of this, if a Fund wants to sell a large quantity of a mid cap company's stock, it may have to sell at a lower price than the sub-adviser might prefer, or it may have to sell in smaller than desired quantities over a period of time. The AFBA 5Star Mid Cap Fund will primarily invest in the equity securities of mid cap companies. The AFBA 5Star Balanced Fund, AFBA 5Star Large Cap Fund, AFBA 5Star Science & Technology Fund, AFBA 5Star Small Cap Fund, and AFBA 5Star USA Global Fund will occasionally invest in equity securities of such mid cap companies.

MONEY MARKET SECURITIES. Investments by the Funds in money market securities shall include government securities, commercial paper, bank certificates of deposit and repurchase agreements collateralized by government securities. Investment in commercial paper is restricted to companies in the top two rating categories of Moody's and S&P.

MORTGAGE-BACKED SECURITIES. The AFBA 5Star Balanced Fund and AFBA 5Star High Yield Fund may invest in mortgage-backed securities. Mortgage-backed securities represent an ownership interest in a pool of mortgage loans originated by mortgage bankers, commercial bankers, savings and loan associations, savings banks and credit unions to finance purchases of homes, commercial buildings or other real estate. The individual mortgage loans are packaged or "pooled" together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments.

The market value of mortgage securities will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. While having less risk of a decline in value during periods of rapidly rising rates, mortgage securities may also have less potential for capital appreciation than other debt securities of comparable maturities as interest rates decline, due to the increased likelihood of mortgage prepayments. An unexpected rise in interest rates could extend the average life of a mortgage security because of a lower than expected level of prepayments, potentially reducing the security's value and increasing its volatility. In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income.


REPURCHASE AGREEMENTS. The Funds may invest in issues of the U. S. Treasury or a United States government agency in the form of repurchase agreements. A repurchase agreement involves the sale of securities to a Fund with the concurrent agreement by the seller to repurchase the securities at the Fund's cost plus interest at an agreed rate upon demand or within a specified time, thereby determining the yield during the Fund's period of ownership. The result is a fixed rate of return insulated from market fluctuations during such period. Under the 1940 Act, repurchase agreements may be considered an acquisition of the underlying securities, provided the obligation of the seller to repurchase the securities from the Funds is "Collateralized Fully", as that term is defined under the 1940 Act.


The Funds will enter into repurchase agreements only with U. S. banks having assets in excess of $1 billion which are members of the Federal Deposit Insurance Corporation, and with certain securities dealers who meet the qualifications set from time to time by the Board of Directors of the Company. The term to maturity of a repurchase agreement normally will be no longer than a few days. Repurchase agreements maturing in more than seven days and other illiquid securities will not exceed 15% of the net assets of a Fund.


The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss when the securities are sold. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, disposition of the underlying securities may be delayed pending court proceedings. Finally, it is possible that a Fund may not be able to perfect its interest in the underlying securities. While the Funds' sub-adviser acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.


SMALL CAP SECURITIES. Investments in common stocks in general are subject to market, economic and business risks that will cause their prices to fluctuate over time. Small cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large cap companies, and therefore investments in small cap company securities may involve greater price volatility than investments in securities of larger, more established companies. The AFBA 5Star Small Cap Fund will primarily invest in the equity securities of such small cap companies. The AFBA 5Star Balanced Fund, AFBA 5Star Mid Cap Fund and AFBA 5Star Science & Technology Fund may occasionally invest in equity securities of such small cap companies. Therefore investments in these Funds may be more suitable for long-term investors who can bear the risk of these fluctuations.


WARRANTS. The AFBA 5Star Mid Cap Fund and AFBA 5Star Science & Technology Fund may invest in warrants. Warrants are purely speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security, which security may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. Rights represent a preemptive right to purchase additional shares of stock at the time of new issuance, before stock is offered to the general public, so that the stockholder can retain the same ownership percentage after the offering.


FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS. The following fundamental policies have been adopted by the Funds. These policies cannot be changed for a Fund without the approval of a "majority of the outstanding voting securities" of the Fund. Under the 1940 Act, a "majority of the outstanding voting securities" of a Fund means the vote of: (i) more than 50% of the outstanding voting securities of the Fund; or (ii) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less. In cases where the current legal or regulatory limitations are explained, such explanations are not part of the fundamental restriction and may be modified without shareholder approval to reflect changes in the legal and regulatory requirements.

The AFBA 5Star Balanced Fund, AFBA 5Star High Yield Fund, AFBA 5Star Large Cap Fund and AFBA 5Star USA Global Fund will not:

(1) purchase the securities of any one issuer, except the United States government, if immediately after and as a result of such purchase (a) the value of the holding of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (b) the Fund owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer;

(2) engage in the purchase or sale of real estate (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein), commodities (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions in securities secured by physical commodities) or futures contracts;

(3) underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act);

(4) make loans to any of its officers, Directors or employees, or to its manager, general distributor or officers or Directors thereof;

(5) make any loan (the purchase of a security subject to a repurchase agreement or the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan);

(6) invest in companies for the purpose of exercising control of management;

(7) purchase securities on margin, or sell securities short, except that the Fund may write covered call options;

(8) purchase shares of other investment companies except in the open market at ordinary broker's commission or pursuant to a plan of merger or consolidation;

(9) invest in the aggregate more than 5% of the value of its gross assets in the securities of issuers (other than federal, state, territorial, local governments, corporations, or authorities established thereby), which, including predecessors, have not had at least three years' continuous operations;

(10) except for transactions in its shares or other securities through brokerage practices which are considered normal and generally accepted under circumstances existing at the time, enter into dealings with its officers or Directors, its manager or underwriter, or their officers or Directors, or any organization in which such persons have a financial interest;

(11) borrow or pledge its assets under normal circumstances, except up to 10% of its total assets (computed at the lower of fair market value or cost) temporarily for emergency or extraordinary purposes, and not for the purpose of leveraging its investments, and provided further that any borrowing in excess of the 5% of the total assets of the Fund shall have asset coverage of at least 3 to 1;

(12)     make itself or its assets liable for the indebtedness of others;

(13) invest in securities which are assessable or involve unlimited liability;

(14) purchase any securities which would cause 25% or more of the assets of the Fund at the time of purchase to be invested in any one industry. In applying this restriction, it is a matter of non-fundamental policy that investment in certain categories of companies will not be considered to be investments in a particular industry. For example: (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;
         (ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry;
         (iii) asset-backed securities will be classified according to the underlying assets securing such securities; and (iv) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; or

(15) issue senior securities, except as the 1940 Act or any rule thereunder may permit.


The AFBA 5Star Mid Cap Fund, AFBA 5Star Science & Technology Fund and AFBA 5Star Small Cap Fund will not:

(1) borrow money or issue senior securities, except as the 1940 Act or any rule thereunder may permit. The following sentence is intended to describe the current regulatory limits relating to senior securities and borrowing activities that apply to mutual funds and the information in the sentence may be changed without shareholder approval to reflect changes in the 1940 Act or any rule thereunder. A Fund may borrow up to 5% of its total assets for temporary purposes and may also borrow from banks, provided that if borrowing exceeds 5%, the Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the Fund's other assets. The effect of this provision is to allow the Fund to borrow from banks or pledge its assets in amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing or pledging);

(2) underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act;

(3) purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein; or investing in securities that are secured by real estate or interests therein;

(4) purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities;

(5) make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, and loaning its assets to brokers/dealers or institutional investors;

(6) change its classification from diversified as defined under the 1940 Act to non-diversified. Under the 1940 Act, diversified generally means that the Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and securities issued by investment companies, or purchase more than 10% of the voting securities of any one issuer; or

(7) make investments that will result in the concentration, as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof, of its investments in the securities of issuers primarily engaged in the same industry. The SEC staff currently takes the position that a mutual fund concentrates its investments in a particular industry if 25% or more of its total assets are invested in issuers within the industry. This restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, or its agencies or instrumentalities. Concentration will be examined by looking at each company's particular niche and not its general industry. In particular, technology companies will be divided according to their products and services; for example, hardware, software, information services and outsourcing, telecommunications will each be a separate industry. Furthermore, financial service companies will be classified according to the end users of their services; for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; asset-backed securities will be classified according to the underlying assets securing such securities; and, utility companies will be divided according to their services; for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

NON-FUNDAMENTAL POLICIES AND RESTRICTIONS FOR THE AFBA 5STAR MID CAP FUND, AFBA 5STAR SCIENCE & TECHNOLOGY FUND AND AFBA 5STAR SMALL CAP FUND

In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectuses, the AFBA 5Star Mid Cap, AFBA 5Star Science & Technology and AFBA 5Star Small Cap Funds are subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval.

(1) OTHER INVESTMENT COMPANIES. Each Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, a Fund may not operate as a fund of funds which invests primarily in the shares of other investment companies as permitted by
         Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a fund of funds. Under current legal and regulatory requirements, the Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of any investment company or invest more than 10% of its total assets in the securities of other investment companies.

(2) Each Fund may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment; and

(3) Each Fund may not borrow for the purpose of leveraging its investments. In this regard, a Fund will not purchase portfolio securities when borrowings exceed 5% of its total assets. Any borrowing, pledging or mortgaging of a Fund's assets will be limited to one-third of the Fund's assets.


PORTFOLIO TURNOVER. Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Sub-adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

The portfolio turnover rates for the Funds as of the fiscal years ended March 31, 2005 and 2006 were as follows:

                                       FISCAL YEAR ENDED     FISCAL YEAR ENDED
NAME OF FUND                             MARCH 31, 2005        MARCH 31, 2006
------------                             --------------        --------------
AFBA 5Star Balanced Fund                      27%                   18%
AFBA 5Star High Yield Fund                    47%                   28%
AFBA 5Star Large Cap Fund                     24%                   40%
AFBA 5Star Mid Cap Fund                       18%                   19%
AFBA 5Star Science & Technology Fund          48%                   44%
AFBA 5Star Small Cap Fund                     26%                   24%
AFBA 5Star USA Global Fund                    37%                   16%

DISCLOSURE OF PORTFOLIO HOLDINGS. The Company discloses portfolio holdings information as required in its regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports on Form N-CSR and filings of Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

The Company's Board has adopted, on behalf of the Funds, a policy relating to the disclosure of each Fund's portfolio securities. The policies relating to the disclosure of the Funds' portfolio securities are designed to protect shareholder interests allow disclosure of portfolio holdings information where necessary to the Fund's operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of a Fund's portfolio holdings to a select person or persons prior to the release of such holdings to the public ("selective disclosure") is prohibited, unless there are legitimate business purposes for selective disclosure and the recipient is obligated to keep the information confidential and not to trade on the information provided.



The Company currently makes its portfolio holdings publicly available on its web site, http://www.afba.com, or on the SEC's website, http://www.sec.gov, as disclosed in the following table:


---------------------------------------- -------------------------------- --------------------------------------
INFORMATION POSTING                      FREQUENCY OF DISCLOSURE          DATE OF WEB POSTING
---------------------------------------- -------------------------------- --------------------------------------
Top 10 Portfolio Holdings                Quarterly                        45 calendar days after the end of
                                                                          each calendar quarter
---------------------------------------- -------------------------------- --------------------------------------


The scope of the information relating to the Funds' portfolio that is made available on the web site may change from time to time without notice. The Funds' adviser or its affiliates may include each Fund's portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the Web site.

The Company may distribute or authorize the distribution of information about the Funds' portfolio holdings that is not publicly available for legitimate business purposes to its third-party service providers, which include PFPC Trust Company, the custodian; PFPC Inc., the administrator, accounting agent and transfer agent; PricewaterhouseCoopers LLP, the Funds' independent registered public accounting firm; Stradley Ronon Stevens & Young LLP, legal counsel; and Printerlink, the Funds' financial printer. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

The Company may provide information regarding the Funds' portfolio holdings to shareholders, firms and institutions before their public disclosure is required or authorized as discussed above, provided that: (i) the Chief Compliance Officer of the Fund determines that the Fund has a legitimate business purpose for disclosing the non-public portfolio holdings information to the recipient; and (ii) the recipient signs a written confidentiality agreement that provides that the non-public portfolio holdings information will be kept confidential, will not be used for trading purposes and will not be disseminated or used for any purpose other than the purpose for which it was approved. Persons and entities unwilling to execute a confidentiality agreement that is acceptable to the Company may only receive portfolio holdings information that has otherwise been publicly disclosed. The Company is not compensated for disclosure of portfolio holdings. Non-public portfolio holdings of a Fund's entire portfolio will not be disclosed to members of the media under any circumstance.

Exceptions to, or waivers of, the Funds' policy on portfolio disclosures may only be made by the Funds' Chief Compliance Officer and must be disclosed to the Funds' Board of Directors at its next regularly scheduled quarterly meeting. The Company's Portfolio Holdings Disclosure Review Committee is responsible for reviewing any potential conflict of interest between the interests of the Funds' shareholders and a third party with respect to the disclosure of non-public portfolio holdings information prior to its dissemination. The Board is responsible for reviewing the operation and effectiveness of the Funds' portfolio disclosure policy on an annual basis.

                       MANAGEMENT OF AFBA 5STAR FUND, INC.

DIRECTORS AND OFFICERS. The Funds are managed by AFBA 5Star Investment Management Company (the "Manager") subject to the supervision and control of the Board of Directors of the Company. The Board meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Company. The following table lists the officers and Directors of the Company, their birth dates, position, term of office and principal occupation. The address of each person listed below is 909 North Washington Street, Alexandria, Virginia 22314.

                                                                                            NUMBER OF
                                                                                          FUNDS IN FUND        OTHER
                                 POSITION(S)    TERM OF OFFICE         PRINCIPAL             COMPLEX        TRUSTEESHIPS/
                               HELD WITH THE     AND LENGTH OF        OCCUPATION(S)        OVERSEEN BY      DIRECTORSHIPS
NAME, BIRTH DATE                   COMPANY        TIME SERVED      DURING PAST 5 YEARS      DIRECTOR      HELD BY DIRECTOR
----------------               -------------    --------------     -------------------    -------------   ----------------
INDEPENDENT DIRECTORS

GENERAL MONROE W. HATCH,          Director      Director since    Consultant to                 7         Trustee, ANSER
JR., USAF (RET.)                                January 1997.     Industry on National                    Corporation
 (11/20/33)                                     Shall serve as    Security, June                          (non-profit
                                                Director until    1990-present.                           research
                                                his                                                       institute);
                                                resignation, or                                           Trustee, Vaughn
                                                until                                                     College of
                                                terminated or                                             Aeronautics;
                                                until his                                                 Trustee, Flacon
                                                successor is                                              Foundation
                                                elected and                                               (private
                                                qualified.                                                non-profit
                                                                                                          scholarship
                                                                                                          foundation).

GENERAL LOUIS C. WAGNER,          Director      Director since    Private Consultant.           7         N/A
JR., USA (RET.)                                 January 1997.
(01/24/32)                                      Shall serve as
                                                Director until
                                                his resignation,
                                                or until terminated
                                                or until his
                                                successor is
                                                elected and
                                                qualified.

LIEUTENANT GENERAL JOHN S.        Director      Director since    Partner, IBM                  7         Director
FAIRFIELD, USAF (RET.)                          May 2002.         Business Consulting                     Skybuilt Power
(05/02/41)                                      Shall serve as    Services (Defense),                     (solar power
                                                Director until    July 2003-present;                      company) June
                                                his               Advisor, office of                      2003- present;
                                                resignation, or   the Secretary of                        Trustee,
                                                until             Defense, Logistics,                     Falcon
                                                terminated or     January 2004 to                         Foundation
                                                until his         2005.  Formerly,                        (private
                                                successor is      Vice-President,                         non-profit
                                                elected and       Business                                scholarship
                                                qualified.        Development, Federal                    foundation).
                                                                  Sector
                                                                  (computer
                                                                  sciences
                                                                  corporation),
                                                                  March
                                                                  2003-July
                                                                  2003.

BRIGADIER GENERAL HENRY J.        Director      Director since    Retired since 1997.           7                N/A
SECHLER, USAF (RET.)                            January 1997.     Formerly, Vice
(07/23/32)                                      Shall serve as    President, General
                                                Director until    Dynamics Corp.
                                                his               (defense contractor)
                                                resignation, or
                                                until
                                                terminated or
                                                until his
                                                successor is
                                                elected and
                                                qualified.



INTERESTED DIRECTORS

GENERAL RALPH E. EBERHART,      Chairman and    Chairman and      President, Armed               7         Advisory Board
USAF (RET.)*                      Director      Director since    Forces Benefit                           Member, ManTech
(12/26/46)                                      December 2004.    Association, December                    International
                                                Shall serve as    2004 - present;                          (government
                                                Chairman and      Director and                             technology
                                                Director, until   Chairman, 5Star Life                     contractor);
                                                his resignation   Insurance Company,                       Advisory Board
                                                or termination    December                                 Member, The
                                                or until his      2004-present;                            Spectrum Group
                                                successor is      Director and                             (consulting
                                                elected and       Chairman, 5Star Bank,                    services);
                                                qualified.        December                                 Advisory Board
                                                                  2004-present;                            Member, ICX
                                                                  Director and                             Technologies
                                                                  Chairman, AFBA 5Star                     (security
                                                                  Investment Management                    products);
                                                                  Company, December                        Director,
                                                                  2004-present;                            Standard Aero
                                                                  Manager, 5Star                           (service
                                                                  Financial, LLC                           provider to
                                                                  December                                 global
                                                                  2004-present; Former                     aerospace,
                                                                  Commander,                               defense and
                                                                  NORAD/USNORTHCOM                         energy
                                                                  (U.S. Air Force);                        industries);
                                                                  Former Commander                         Director,
                                                                  NORAD/USSPACE/AFSPACE                    ObjectVideo
                                                                  (U.S. Air Force).                        (surveillance
                                                                                                           products);
                                                                                                           Director,
                                                                                                           EIDPassport
                                                                                                           (security
                                                                                                           products);
                                                                                                           Director, TERMA
                                                                                                           North America,
                                                                                                           Inc. (high-tech
                                                                                                           solution
                                                                                                           applications).


JOHN C. KORNITZER*                Director      Director since    President, Kornitzer           7               N/A
(08/21/45)                                      January 1997.     Capital Management,
                                                Shall serve as    Inc. (sub-adviser to
                                                Director until    the Funds), 1997 -
                                                his               present; Formerly,
                                                resignation or    Vice President of
                                                termination or    Investments,
                                                until his         Employers Reinsurance
                                                successor is      Corp.
                                                elected and
                                                qualified.

OFFICER(S) WHO ARE NOT DIRECTORS

KIMBERLEY E. WOODING             Executive     Executive Vice     Executive Vice                N/A              N/A
(05/16/68)                     Vice President  President since    President, Chief
                                               February 2006.     Financial Officer and
                                               CFO since          Director, 5Star Life
                                               December 2000 -    Insurance Company;
                                               March 2006.        Executive Vice
                                               Treasurer since    President and
                                               November 1999 -    Formerly Chief
                                               March 2006.        Financial Officer,
                                               Shall serve as     AFBA 5Star Investment
                                               Executive Vice     Management Company;
                                               President until    Financial/
                                               her resignation    Operations Principal
                                               or termination     and Chief Financial
                                               or until her       Officer, AFBA 5Star
                                               successor is       Securities Company.
                                               elected and
                                               qualified.


ANDREW J. WELLE**                  Acting      Acting President   Vice President of             N/A              N/A
(10/28/66)                       President,    since April        AFBA 5Star Securities
                                Senior Vice    2006.  Vice        Company; Director for
                                 President     President since    Distribution, AFBA
                               and Secretary   December 2000      5Star Investment
                                               and Secretary      Management Company.
                                               since July 2003.
                                               Shall serve as
                                               Acting
                                               President, Vice
                                               President and
                                               Secretary at the
                                               pleasure of the
                                               Board or until
                                               his resignation
                                               or termination
                                               or until his
                                               successor is
                                               elected or
                                               qualified.

LORRAINE J. LENNON                  Vice       Vice President     Vice President of             N/A              N/A
(01/26/61)                       President     since December     Compliance, 5Star
                                 Compliance    2000. Shall        Life Insurance
                                               serve as           Company, AFBA 5Star
                                               Vice-President     Investment Management
                                               of Compliance at   Company and AFBA
                                               the pleasure of    5Star Securities
                                               the Board or       Company.
                                               until her
                                               resignation or
                                               termination or
                                               until her
                                               successor is
                                               elected and
                                               qualified.

JOHN R. MOORMAN                  Assistant     Assistant Vice     Assistant Vice                N/A              N/A
(02/26/70)                     Vice President  President since    President and
                                               December 2000.     National Sales
                                               Shall serve as     Director of AFBA
                                               Assistant          5Star Investment
                                               Vice-President     Management Company,
                                               at the pleasure    respectively.
                                               of the Board or    Formerly Regional
                                               until his          Director of AFBA
                                               resignation or     5Star Investment
                                               termination or     Management Company.
                                               until his
                                               successor is
                                               elected and
                                               qualified.


MICHAEL E. HOUCHINS                Chief       Chief Financial    Chief Financial               N/A              N/A
(07/30/69)                       Financial     Officer and        Officer and Treasurer
                                Officer and    Treasurer since    of AFBA 5Star
                                 Treasurer     February 2006.     Investment Management
                                               Shall serve as     Company.  Formerly
                                               Chief Financial    Controller and Vice
                                               Officer and        President of Finance
                                               Treasurer until    of 5Star Life
                                               his resignation    Insurance Co. and
                                               or termination     AFBA 5 Star
                                               or until his       Investment Management
                                               successor is       Company.
                                               elected and
                                               qualified.


SALVATORE FAIA, ESQ., CPA          Chief       Chief Compliance   President, Vigilant           N/A              N/A
(12/25/62)                       Compliance    Officer since      Compliance Services
                                  Officer      August 2004.       from 2004 to present;
                                               Shall service as   Senior Legal Counsel,
                                               Chief Compliance   PFPC Inc. from 2002
                                               Officer until      to 2004; Chief Legal
                                               his resignation,   Counsel, Corviant
                                               or until           Corporation
                                               terminated or      (Investment Adviser,
                                               until his          Broker/Dealer and
                                               successor is       Service Provider to
                                               elected and        Investment Advisers
                                               qualified.         and Separate Account
                                                                  Providers)
                                                                  from 2001 to
                                                                  2002; Partner,
                                                                  Pepper
                                                                  Hamilton LLP
                                                                  (law firm)
                                                                  from 1997 to
                                                                  2001.

* General Ralph E. Eberhart, USAF (Ret.) is considered an interested person of the Company under the federal securities laws due to his positions as an officer and/or chairman of AFBA 5Star Investment Management Company, the Manager of the Funds and other AFBA 5Star entities. John Kornitzer is considered an interested person due to his position as president and major shareholder of Kornitzer Capital Management, Inc., ("KCM"), sub-adviser to the Funds.
** Former President of the Company, John A. Johnson, retired from his position as Director and President in March, 2006. Since Mr. Johnson's retirement, Andrew J. Welle has been serving as Acting President.


The Board has an Audit Committee comprised of only the Independent Directors, Messrs. Hatch, Wagner, Fairfield and Sechler. The Audit Committee, established by the Board on October 28, 2003, has the responsibility to, among other things, recommend the selection of the Funds' Independent Registered Public Accounting Firm, confer with the Independent Registered Public Accounting Firm regarding the Funds' financial statements, the results of the audits and related matters, and perform such other tasks as the full Board deems necessary or appropriate. The Audit Committee met twice during the last fiscal year.


SECURITY AND OTHER INTERESTS. The following table sets forth the dollar range of equity securities beneficially owned by each Director in each Fund of the Company and in all registered investment companies overseen by the Director within the Company's family of investment companies, as of December 31, 2005.

                                                                                         AGGREGATE DOLLAR RANGE OF
                                                                                          EQUITY SECURITIES IN ALL
                                                                                           REGISTERED INVESTMENT
                                                                                           COMPANIES OVERSEEN BY
                                              DOLLAR RANGE OF EQUITY SECURITIES          DIRECTOR WITHIN THE FAMILY
NAME OF DIRECTOR                                   IN EACH AFBA 5STAR FUND                OF INVESTMENT COMPANIES

INTERESTED DIRECTORS
General Ralph E. Eberhart              $10,001-$50,000 in Balanced Fund
                                       $10,001-$50,000 in Mid Cap Fund
                                       $10,001-$50,000 in Small Cap Fund
                                       $10,001-$50,000 in USA Global Fund                 $50,001-$100,000

John A. Johnson*                       Over $100,000 in Balanced Fund
                                       $50,000-$100,000 in High Yield Fund
                                       $50,000-$100,000 in Large Cap Fund
                                       Over $100,000 in Mid Cap Fund
                                       $50,000-$100,000 in Science & Technology Fund
                                       Over $100,000 in Small Cap Fund
                                       $50,000-$100,000 in USA Global Fund                Over $100,000

John C. Kornitzer                      $10,001-$50,000 in Balanced Fund
                                       $10,001-$50,000 in High Yield Fund
                                       $10,001-$50,000 in Large Cap Fund
                                       $10,001-$50,000 in USA Global Fund                 Over $100,000

INDEPENDENT DIRECTORS
General Monroe W. Hatch, Jr.           $10,001-$50,000 in Balanced Fund                   $10,001-$50,000

General Louis C. Wagner, Jr.           $1-$10,000 in Large Cap Fund
                                       $1-$10,000 in Science & Technology Fund
                                       $1-$10,000 in Small Cap Fund
                                       $1-$10,000 in USA Global Fund                      $10,001-$50,000

Lieutenant General John S. Fairfield   $10,001-$50,000 in Balanced Fund
                                       $10,001-$50,000 in Large Cap Fund
                                       $1-$10,000 in Mid Cap Fund
                                       $10,001-$50,000 in Science & Technology Fund       $50,001-$100,000

                                                                                         AGGREGATE DOLLAR RANGE OF
                                                                                          EQUITY SECURITIES IN ALL
                                                                                           REGISTERED INVESTMENT
                                                                                           COMPANIES OVERSEEN BY
                                              DOLLAR RANGE OF EQUITY SECURITIES          DIRECTOR WITHIN THE FAMILY
NAME OF DIRECTOR                                   IN EACH AFBA 5STAR FUND                OF INVESTMENT COMPANIES
Brigadier General Henry J. Sechler     $10,001-$50,000 in Balanced Fund
                                       $10,001-$50,000 in High Yield Fund
                                       $10,001-$50,000 in Large Cap Fund
                                       $10,001-$50,000 in Mid Cap Fund
                                       $10,001-$50,000 in Small Cap Fund
                                       $10,001-$50,000 in USA Global Fund                 Over $100,000

* Mr. Johnson retired from the Board of Directors as of March 31, 2006.

As of December 31, 2005, none of the Directors of the Company who are not "interested persons" as such term is defined in the 1940 Act (the "Independent Directors"), or their immediate family members owned beneficially or of record, an interest in the Company's manager or distributor, or in any person directly or indirectly controlling, controlled by, or under common control with the Manager or distributor.

COMPENSATION. Disinterested Directors are compensated and reimbursed by the Funds for their expenses arising out of normal duties and services. Director compensation for the fiscal year ended March 31, 2006, was as follows:

                                                         PENSION OR                              TOTAL COMPENSATION
                                   AGGREGATE        RETIREMENT BENEFITS     ESTIMATED ANNUAL      FROM COMPANY AND
      NAME OF PERSON           COMPENSATION FROM     ACCRUED AS PART OF      BENEFITS UPON       FUND COMPLEX PAID
       AND POSITION                 COMPANY           COMPANY EXPENSES         RETIREMENT           TO DIRECTOR
INTERESTED DIRECTORS
General Ralph E. Eberhart             $0                     $0                    $0                    $0


John A. Johnson*                      $0                     $0                    $0                    $0

John C. Kornitzer                     $0                     $0                    $0                    $0

INDEPENDENT DIRECTORS
General Monroe W. Hatch             $16,000                  $0                    $0                 $16,000

General Louis C. Wagner,
Jr.                                 $16,000                  $0                    $0                 $16,000

Lieutenant General John S.
Fairfield                           $16,000                  $0                    $0                 $16,000

Brigadier General Henry J.
Sechler                             $16,000                  $0                    $0                 $16,000

* Mr. Johnson retired from the Board of Directors as of March 31, 2006.


Directors Fairfield, Hatch, Sechler and Wagner have no financial interest in, nor are they affiliated with, the Manager, PFPC Distributors, Inc. or KCM.


CODE OF ETHICS. The Company, the Manager, the sub-adviser and the distributor have each adopted a code of ethics, as required by Rule 17j-1 under the 1940 Act. Under each code of ethics, persons who are designated as access persons may engage in personal securities transactions, including transactions involving securities that may be purchased or sold by any Fund, subject to certain general restrictions and procedures. Each code of ethics contains provisions designed to substantially comply with the recommendations contained in the Investment Company Institute's 1994 Report of the Advisory Group on Personal Investing. The codes of ethics are on file with the SEC.

PROXY VOTING POLICIES AND PROCEDURES. The Funds delegate all proxy voting decisions regarding the Funds' securities to KCM, the Funds' sub-adviser. As a result, the Funds' Board of Directors has adopted the sub-adviser's proxy voting policies and procedures as the Funds' proxy voting policies and procedures (the "Policies and Procedures").

KCM's authority to vote proxies or act with respect to other shareholder actions is established through the delegation of discretionary authority under its investment sub-advisory agreement. KCM will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over Fund assets in accordance with the Policies and Procedures. Examples of the types of corporate actions on which KCM votes proxies for company securities that the Funds hold may include, without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting with respect to corporate actions for the Funds, KCM's utmost concern is that all decisions be made solely in the best interests of the Funds. KCM will act in a prudent and diligent manner intended to enhance the economic value of the assets of the Funds.

KCM uses a proxy voting committee that makes all proxy decisions and is ultimately responsible for ensuring that all proxies received by KCM are voted in a timely manner and in a manner consistent with KCM's determination of the Funds' best interests.

Where a proxy proposal raises the possibility of a material conflict between KCM's interests and a Fund's interest, KCM will resolve such a conflict in the manner described below:

o VOTE IN ACCORDANCE WITH THE POLICIES AND PROCEDURES. To the extent that KCM HAS LITTLE OR NO DISCRETION to deviate from the Policies and Procedures with respect to the proposal in question, KCM shall vote in accordance with such pre-determined voting policy.

o OBTAIN CONSENT OF CLIENTS. To the extent that KCM HAS DISCRETION to deviate from the Policies and Procedures with respect to the proposal in question, its policy is to disclose the conflict to the Funds' Board of Directors and obtain its consent to the proposed vote prior to voting the securities. The disclosure to the Board will include sufficient detail regarding the matter to be voted on and the nature of KCM's conflict such that the Board would be able to make an informed decision regarding the vote. If the Board does not respond to such a conflict disclosure request or denies the request, KCM will abstain from voting the securities.

KCM will generally vote against any management proposal that is not deemed to be in the shareholders' best interests. Proposals in this category would include issues regarding the issuer's board entrenchment, anti-takeover measures, providing cumulative voting rights and election of directors who sit on more than five boards.

Proxies will normally be voted with management on routine proposals that do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders, such as election of the Independent Registered Public Accounting Firm, date and place of annual meeting and reasonable Employee Stock Purchase Plans. Some proxy decisions may be made on a case-by-case basis.


A COPY OF THE POLICIES AND PROCEDURES IS AVAILABLE WITHOUT CHARGE UPON REQUEST, BY CALLING (800) 243-9865.

AS OF AUGUST 31 EACH YEAR, A COPY OF EACH FUND'S PROXY VOTING RECORD FOR THE PREVIOUS TWELVE-MONTH PERIOD ENDED JUNE 30 IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST, BY CALLING (800) 243-9865 OR VIA THE SECURITIES AND EXCHANGE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


CONTROL PERSONS. Persons or organizations beneficially owning 25% or more of the outstanding shares of a Fund may be presumed to "control" a Fund. As a result, those persons or organizations could have the ability to vote a majority of the shares of a Fund on any matter requiring the approval of the shareholders of that Fund. As of July 6, 2006, Armed Forces Benefit Association (AFBA), 909 N. Washington Street, Alexandria, VA 22314 owned of record the following percentages of the outstanding shares of AFBA 5Star Balanced Fund, AFBA 5 Star High Yield Fund, AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund, AFBA 5Star Science & Technology Fund, AFBA 5Star Small Cap Fund and AFBA 5Star USA Global
Fund: 86.02%, 67.09%, 68.10%, 60.34%, 66.05%, 48,50% and 75.45%, respectively.
Accordingly, AFBA is deemed to control the Funds.

As of July 6, 2006, the following persons were the record owner or beneficial owner of 5% or more of the outstanding shares of Class A, Class B, Class C, Class I or Class R Shares of each Fund:

                                                 OWNER OF RECORD         BENEFICIAL OWNER        PERCENT OF CLASS
AFBA 5STAR BALANCED FUND (B SHARES)


Raymond James & Assoc. Inc.                                                       X                     12.02%
FBO Donn IRA
880 Carillon Pkwy
St. Petersburg, FL 33716

NFS/FMTC IRA                                                                      X                     5.07%
FBO Kathleen A Berridge
c/o AFBA Investment Management Co.
909 N. Washington Street
Alexandria, VA 22314-1555




AFBA 5STAR BALANCED FUND (I SHARES)


Armed Forces Benefit Assoc.                               X                                             86.02%
Attn:  Scott Pinckney
909 N. Washington Street
Alexandria, VA  22314-1555


AFBA 5STAR BALANCED FUND (R SHARES)


Matthew Steinberg, DDS FBO                                                        X                     54.10
Matthew Steinberg, DDS Inc. 401K
c/o AFBA Investment Management Co.
909 N. Washington Street
Alexandria, VA  22314-1555

AFBA Investment Management Co.                            X                                             45.90%
ATTN Kim Wooding
909 N. Washington Street
Alexandria, VA  22314-1555


AFBA 5STAR LARGE CAP FUND (A SHARES)


Ferris, Baker Watts, Inc.                                                         X                     11.79%
Joyce A. Catagnani
c/o AFBA Investment Management Co.
909 N. Washington Street
Alexandria, VA  22314-1555


                                                 OWNER OF RECORD         BENEFICIAL OWNER        PERCENT OF CLASS

Great Plains Trust Co.                                                            X                     10.98%
FBO Paul and Maureen Evans
c/o AFBA Investment Management Co.
 909 N. Washington Street
Alexandria, VA  22314-1555

Raymond James & Assoc. Inc.                                                       X                     7.34%
FBO  Pollock IRA
880 Carillon Pkwy
St. Petersburg, FL 33716


AFBA 5STAR LARGE CAP FUND (B SHARES)


First Clearing, LLC                                                               X                     20.75%
Chris A. Thymides
Simple IRA
10700 Wheat First Drive
Glenn Allen, VA 23060

Raymond James & Assoc. Inc.                                                       X                     12.37%
FBO Harris IRA
880 Carillon Pkwy
St. Petersburg, FL 33716

First Clearing, LLC                                                               X                     11.38%
Lynne W. Stalls
10700 Wheat First Drive
Glenn Allen, VA 23060

Ferris, Baker Watts, Inc.                                                         X                     6.43%
Alex J. Stanwick II REV TRUST
c/o AFBA Investment Management Co.
909 N. Washington Street
Alexandria, VA  22314-1555

Ferris, Baker Watts, Inc.                                                         X                     6.39%
Phillip L. Kuch
c/o AFBA Investment Management Co.
909 N. Washington Street
Alexandria, VA  22314-1555

Ferris, Baker Watts, Inc.                                                         X                     6.38%
Alex J. Stanwick SEP IRA
c/o AFBA Investment Management Co.
909 N. Washington Street
Alexandria, VA  22314-1555

                                                 OWNER OF RECORD         BENEFICIAL OWNER        PERCENT OF CLASS


Ferris, Baker Watts, Inc.                                                         X                     6.36%
Florence W. Saiger IRA
c/o AFBA Investment Management Co.
909 N. Washington Street
Alexandria, VA  22314-1555

Ferris, Baker Watts, Inc.                                                         X                     6.35%
Joel Jira IRA/RO
c/o AFBA Investment Management Co.
909 N. Washington Street
Alexandria, VA  22314-1555

Ferris, Baker Watts, Inc.                                                         X                     6.35%
FBO Luanne Paisley Beneficiary
c/o AFBA Investment Management Co.
909 N. Washington Street
Alexandria, VA  22314-1555

Ferris, Baker Watts, Inc.                                                         X                     6.27%
Rose Mary Burke/ IRA R/O
c/o AFBA Investment Management Co.
909 N. Washington Street
Alexandria, VA  22314-1555


AFBA 5STAR LARGE CAP FUND (C SHARES)


Raymond James & Assoc. Inc.                                                       X                     12.57%
FBO K's Advertising
880 Carillon Pkwy
St. Petersburg, FL 33716

PFPC Trust Co. R/O IRA                                                            X                     10.35%
Nanako Kamiya Hanafin
c/o AFBA Investment Management Co.
909 N. Washington Street
Alexandria, VA 22314-1555

Raymond James & Assoc. Inc.                                                       X                     7.89%
FBO Waller IRA
880 Carillon Pkwy
St. Petersburg, FL 33716

First Clearing, LLC                                                               X                     7.10%
Larry D. Ricketts
FCC as Custodian
10700 Wheat First Drive
Glenn Allen, VA 23060


                                                 OWNER OF RECORD         BENEFICIAL OWNER        PERCENT OF CLASS

Raymond James & Assoc. Inc.                                                       X                     6.88%
FBO Therival, LC
880 Carillon Pkwy
St. Petersburg, FL 33716


AFBA 5STAR LARGE CAP FUND (I SHARES)


Armed Forces Benefit Assoc.                               X                                             68.10%
Attn:  Scott Pinckney
909 N. Washington Street
Alexandria, VA  22314-1555

AFBA Investment Management Co.                            X                                             5.71%
ATTN Kim Wooding
909 N. Washington Street
Alexandria, VA  22314-1555


AFBA 5STAR LARGE CAP FUND (R SHARES)


AFBA Investment Management Co.                            X                                            100.00%
ATTN Kim Wooding
909 N. Washington Street
Alexandria, VA  22314-1555


AFBA 5STAR HIGH YIELD FUND (A SHARES)


Charles Schwab & Co Inc                                   X                                             19.55%
Special Custody Acct FBO Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

Raymond James & Assoc. Inc.                                                       X                     6.29%
FBO McNutt IRA
880 Carillon Pkwy
St. Petersburg, FL 33716

Raymond James & Assoc. Inc.                                                       X                     5.56%
FBO Abdalla Sam
880 Carillon Pkwy
St. Petersburg, FL 33716

AFBA 5STAR HIGH YIELD FUND (C SHARES)

Raymond James & Assoc. Inc.                                                       X                     6.98%
FBO Moore, SJ
880 Carillon Pkwy
St. Petersburg, FL 33716


AFBA 5STAR HIGH YIELD FUND (I SHARES)


Armed Forces Benefit Assoc.                               X                                             67.09%
Attn:  Scott Pinckney
909 N. Washington Street
Alexandria, VA  22314-1555


                                                 OWNER OF RECORD         BENEFICIAL OWNER        PERCENT OF CLASS

AFBA Investment Management Co.                            X                                             9.76%
ATTN Kim Wooding
909 N. Washington Street
Alexandria, VA  22314-1555

3 PIMS/Prudential Retirement                                                       X                    5.84%
As Nominee for the TTEE/CUST PL 763
Armed Forces Benefit Assoc.
909 N. Washington Street
Alexandria, VA  22314-1555

AFBA 5STAR HIGH YIELD FUND (R SHARES)

AFBA Investment Management Co.                            X                                            100.00%
ATTN Kim Wooding
909 N. Washington Street
Alexandria, VA  22314-1555


AFBA 5STAR MID CAP FUND (B SHARES)


First Clearing, LLC                                                               X                     13.67%
Benjamin L. Byerly & Christi A. Byerly JT
WROS
10700 Wheat First Drive
Glenn Allen, VA 23060

First Clearing, LLC                                                               X                     10.61%
Mark B. Diberardinis
FCC as Custodian
10700 Wheat First Drive
Glenn Allen, VA 23060

First Clearing, LLC                                                               X                     7.12%
Timothy J. Ehrsam
10700 Wheat First Drive
Glenn Allen, VA 23060


AFBA 5STAR MID CAP FUND (I SHARES)


Armed Forces Benefit Assoc.                               X                                             60.34%
Attn:  Scott Pinckney
909 N. Washington Street
Alexandria, VA  22314-1555

3 PIMS/Prudential Retirement                                                       X                    27.17%
As Nominee for the TTEE/CUST PL 763
Armed Forces Benefit Assoc.
909 N. Washington Street
Alexandria, VA  22314-1555

                                                 OWNER OF RECORD         BENEFICIAL OWNER        PERCENT OF CLASS
AFBA 5STAR MID CAP FUND (R SHARES)


AFBA Investment Management Co.                            X                                             96.94%
ATTN Kim Wooding
909 N. Washington Street
Alexandria, VA  22314-1555




AFBA 5STAR SCIENCE & TECHNOLOGY FUND (B
SHARES)


Raymond James & Assoc. Inc.                                                       X                     13.67%
FBO Coleman Anthony
880 Carillon Pkwy
St. Petersburg, FL 33716

First Clearing, LLC                                                               X                     8.85%
Robert D. Johnston IRA
FCC as Custodian
10700 Wheat First Drive
Glenn Allen, VA 23060

Ferris, Baker Watts, Inc.                                                         X                     6.41%
FBO David Paisley Beneficiary
c/o AFBA Investment Management Co.
909 N. Washington Street
Alexandria, VA  22314-1555

Ferris, Baker Watts, Inc.                                                         X                     6.27%
Luanne E. Paisley
c/o AFBA Investment Management Co.
909 N. Washington Street
Alexandria, VA  22314-1555

Ferris, Baker Watts, Inc.                                                         X                     5.34%
Shirley E. Dickerson Roth IRA
c/o AFBA Investment Management Co.
909 N. Washington Street
Alexandria, VA  22314-1555

Ferris, Baker Watts, Inc.                                                         X                     5.34%
Daniel Lombardy IRA R/O
c/o AFBA Investment Management Co.
909 N. Washington Street
Alexandria, VA  22314-1555


AFBA 5STAR SCIENCE & TECHNOLOGY FUND (I
SHARES)


Armed Forces Benefit Assoc.                               X                                             66.05%
Attn:  Scott Pinckney
909 N. Washington Street
Alexandria, VA  22314-1555

                                                 OWNER OF RECORD         BENEFICIAL OWNER        PERCENT OF CLASS

3 PIMS/Prudential Retirement                                                      X                     21.04%
As Nominee for the TTEE/CUST PL 763
Armed Forces Benefit Assoc.
909 N. Washington Street
Alexandria, VA  22314-1555


AFBA 5STAR SCIENCE & TECHNOLOGY FUND (R
SHARES)


AFBA Investment Management Co.                            X                                             83.24%
ATTN Kim Wooding
909 N. Washington Street
Alexandria, VA  22314-1555

PFPC Trust Company 5 Star IRA                                                     X                     16.76%
FBO James R. Clark
c/o AFBA Investment Management Co.
909 N. Washington Street
Alexandria, VA 22314-1555

AFBA 5STAR SMALL CAP FUND (A SHARES)

Charles Schwab & Co                                       X                                             41.32%
Special Custody Account FBO Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104

Prudential Investment Management Service                  X                                              8.46
FBO Mutual Fund Clients
3 Gateway Center Fl 11
Mail stop: NJ 05-11-20
Newark, NJ 07102


AFBA 5STAR SMALL CAP FUND (I SHARES)


Armed Forces Benefit Assoc.                               X                                             48.51%
Attn:  Scott Pinckney
909 N. Washington Street
Alexandria, VA  22314-1555

3 PIMS/Prudential Retirement                                                      X                     20.01%
As Nominee for the TTEE/CUST PL 763
Armed Forces Benefit Assoc.
909 N. Washington Street
Alexandria, VA  22314-1555

                                                 OWNER OF RECORD         BENEFICIAL OWNER        PERCENT OF CLASS

SEI Private Trust Company                                 X                                             5.36%
c/o Sun Trust Bank
1 Freedom Valley Drive
Oaks, PA 19456


AFBA 5STAR SMALL CAP FUND (R SHARES)


AFBA Investment Management Co.                            X                                             66.81%
ATTN Kim Wooding
909 N. Washington Street
Alexandria, VA  22314-1555

NFS LLC FEBO                                                                      X                     31.37%
Woodland Property Partners, INC.
James M. Marshall
c/o AFBA Investment Management Co.
909 N. Washington Street
Alexandria, VA 22314-1555


AFBA 5STAR USA GLOBAL FUND (A SHARES)


Raymond James & Assoc. Inc.                                                       X                     11.65%
FBO Woicke Hans
880 Carillon Pkwy
St. Petersburg, FL 33716

Raymond James & Assoc. Inc.                                                       X                     9.42%
FBO Abdalla Sam
880 Carillon Pkwy
St. Petersburg, FL 33716

First Clearing, LLC                                                               X                     5.26%
Thomas E. Greenman Jr.
FCC as Custodian
10700 Wheat First Drive
Glenn Allen, VA 23060


AFBA 5STAR USA GLOBAL FUND (B SHARES)


First Clearing, LLC                                                               X                     51.37%
Sondra H. Block IRA
10700 Wheat First Drive
Glenn Allen, VA 23060

Raymond James & Assoc. Inc.                                                       X                     20.10%
FBO Lapera IRA
880 Carillon Pkwy
St. Petersburg, FL 33716

                                                 OWNER OF RECORD         BENEFICIAL OWNER        PERCENT OF CLASS

Raymond James & Assoc. Inc.                                                       X                     10.54%
FBO Sibley IRA
880 Carillon Pkwy
St. Petersburg, FL 33716

Raymond James & Assoc. Inc.                                                       X                     9.95%
FBO Rapp Bonita
880 Carillon Pkwy
St. Petersburg, FL 33716

First Clearing, LLC                                                               X                     6.76%
James H. Peyatt R/O IRA
FCC as Custodian
10700 Wheat First Drive
Glenn Allen, VA 23060


AFBA 5STAR USA GLOBAL FUND (C SHARES)


Raymond James & Assoc. Inc.                                                       X                     6.80%
FBO Greenblatt IRA
880 Carillon Pkwy
St. Petersburg, FL 33716

Raymond James & Assoc. Inc.                                                       X                     5.73%
FBO Adler Charles
880 Carillon Pkwy
St. Petersburg, FL 33716

Raymond James & Assoc. Inc.                                                       X                     5.28%
FBO Roach IRA
880 Carillon Pkwy
St. Petersburg, FL 33716

Raymond James & Assoc. Inc.                                                       X                     5.15%
FBO Reece IRA
880 Carillon Pkwy
St. Petersburg, FL 33716


AFBA 5STAR USA GLOBAL FUND (I SHARES)


Armed Forces Benefit Assoc.                               X                                             75.45%
Attn:  Scott Pinckney
909 N. Washington Street
Alexandria, VA  22314-1555

                                                 OWNER OF RECORD         BENEFICIAL OWNER        PERCENT OF CLASS
AFBA 5STAR USA GLOBAL FUND (R SHARES)

AFBA Investment Management Co.                            X                                            100.00%
ATTN Kim Wooding
909 N. Washington Street
Alexandria, VA  22314-1555


MANAGEMENT OWNERSHIP. As of July 6, 2006, the officers and Directors as a group owned less than 1% of the outstanding shares of each class of each of the AFBA 5Star Funds, except Class I shares of the AFBA 5Star Mid Cap Fund. The officers and Directors as a group owned approximately 1% of the outstanding shares of Class I of the AFBA 5Star Mid Cap Fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES


MANAGER AND SUB-ADVISER. AFBA 5Star Investment Management Company acts as Manager of the Funds and is a registered investment adviser under the Investment Advisers Act of 1940. The Manager is a wholly owned subsidiary of 5Star Financial LLC and, ultimately, a wholly owned subsidiary of the Armed Forces Benefit Association ("AFBA"), which was organized in 1947 to provide low-cost life insurance for military families. The Manager organized the Company in 1997 and employs at its own expense Kornitzer Capital Management, Inc. to serve as the sub-adviser to the Funds.


For its services as Manager, each Fund pays the Manager a fee at the annual rate of 0.80% of the Fund's average daily net assets. The Manager has entered into contractual arrangements to reduce fees and/or pay expenses to the extent necessary to limit Total Annual Fund Operating Expenses to 1.08% exclusive of Rule 12b-1 and shareholder service fees through July 31, 2006 with respect to the AFBA 5Star Balanced and AFBA 5Star High Yield Funds. In addition, the Manager has entered into contractual arrangements to limit fees and/or pay expenses in amounts necessary to limit Total Annual Fund Operating Expenses exclusive of Rule 12b-1 and shareholder service fees through July 31, 2006 to 1.28%, with respect to the AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund, AFBA 5Star Science and Technology Fund, AFBA 5Star Small Cap Fund and AFBA 5Star USA Global Fund. Thereafter, the Manager may either renew or terminate these arrangements. When a Fund's assets grow to a point where fee reductions and/or expense payments are no longer necessary to meet the expense limitation target, the Manager may seek to recoup amounts it previously reduced or expenses that it paid. The Manager will only seek to recoup such amounts if total annual fund operating expenses plus the amounts recouped do not exceed the expense limitation target. The Manager shall only be entitled to recoup such amounts for a period of three years from the date such amount was limited or paid.


For the past three fiscal years, the Funds paid the Manager the following amounts:

                                                 FISCAL YEAR ENDED        FISCAL YEAR ENDED       FISCAL YEAR ENDED
NAME OF FUND                                       MARCH 31, 2004           MARCH 31, 2005          MARCH 31, 2006
------------                                       --------------           --------------          --------------
AFBA 5Star Balanced Fund
    Advisory Fees Paid                                 $320,266                 $429,338                $552,918
    Fees Reduced/Expenses Reimbursed                  ($292,862)               ($233,272)              ($178,367)
    Net Fees                                            $27,404                 $196,066                $374,551

AFBA 5Star High Yield Fund
    Advisory Fees Paid                                 $214,328                 $360,009                $292,733
    Fees Reduced/Expenses Reimbursed                  ($311,068)               ($251,232)              ($189,800)
    Net Fees                                           ($96,740)                $108,777                $102,933

AFBA 5Star Large Cap Fund
    Advisory Fees Paid                                 $159,087                 $170,913                $172,846
    Fees Reduced/Expenses Reimbursed                  ($274,033)               ($181,322)              ($124,760)
    Net Fees                                          ($114,946)                ($10,409)                $48,086

AFBA 5Star Mid Cap Fund
    Advisory Fees Paid                                  $18,868                  $53,251                $132,040
    Fees Reduced/Expenses Reimbursed                  ($178,535)               ($189,422)              ($146,859)
    Net Fees                                          ($159,667)               ($136,171)               ($14,819)


                                                 FISCAL YEAR ENDED        FISCAL YEAR ENDED       FISCAL YEAR ENDED
NAME OF FUND                                       MARCH 31, 2004           MARCH 31, 2005          MARCH 31, 2006
------------                                       --------------           --------------          --------------
AFBA 5Star Science & Technology Fund
    Advisory Fees Paid                                  $33,725                  $47,892                 $53,123
    Fees Reduced/Expenses Reimbursed                  ($189,461)               ($191,136)              ($150,563)
    Net Fees                                          ($155,736)               ($143,244)              ($132,777)

AFBA 5Star Small Cap Fund
    Advisory Fees Paid                                 $110,043                 $633,469              $1,433,890
    Fees Reduced/Expenses Reimbursed                  ($205,586)               ($145,949)               ($14,994)
    Net Fees                                           ($95,543)                $487,520              $1,418,896

AFBA 5Star USA Global Fund
    Advisory Fees Paid                                 $298,910                 $346,393                $358,807
    Fees Reduced/Expenses Reimbursed                  ($295,771)               ($155,999)               ($93,749)
    Net Fees                                             $3,139                 $190,394                $265,058

KCM was founded in 1989 and is a private investment research and counseling organization serving individual, corporate and other institutional clients. KCM is a closely held corporation controlled by persons who are active in the management of the firm's business. John C. Kornitzer is a controlling person of the firm through his majority stock ownership and serves as the firm's President and Chairman of KCM's Board of Directors. John C. Kornitzer is also affiliated with the Funds through his membership on the Funds' Board of Directors.


Pursuant to the agreement between the Manager and KCM, KCM will provide the Funds with research, analysis, advice and recommendations with respect to the purchase and sale of securities and the making of investment commitments; statistical information and reports as may reasonably be required, and general assistance in the supervision of the investments of the Funds, subject to the control of the Directors of the Company and the Directors of the Manager. The Manager pays KCM an annual sub-advisory fee of 33/100 of 1% (.33%) of each Fund's average daily net assets, for its services. KCM also serves as investment adviser to the Buffalo Group of Mutual Funds.


For the last three fiscal years, the Manager paid KCM the following amounts for its services to each Fund.:

                                                 FISCAL YEAR ENDED        FISCAL YEAR ENDED       FISCAL YEAR ENDED
NAME OF FUND                                       MARCH 31, 2004           MARCH 31, 2005          MARCH 31, 2006
------------                                       --------------           --------------          --------------
AFBA 5Star Balanced Fund                               $132,403                $176,752               $228,079
AFBA 5Star High Yield Fund                              $91,508                $149,257               $120,753
AFBA 5Star Large Cap Fund                               $65,770                 $70,356                $71,299
AFBA 5Star Mid Cap Fund                                  $7,798                 $21,928                $54,466
AFBA 5Star Science & Technology Fund                    $13,946                 $30,016                $21,913
AFBA 5Star Small Cap Fund                               $45,496                $250,584               $591,480
AFBA 5Star USA Global Fund                             $120,674                $141,541               $148,008


Each Fund bears the cost of personnel as shall be necessary to carry out its normal operations; fees of the independent Directors, the custodian, the Independent Registered Public Accounting Firm and legal counsel; rent; the cost of a transfer and dividend disbursing agent or similar in-house services; bookkeeping; accounting and all other clerical and administrative functions as may be reasonable and necessary to maintain the Fund's records and for it to operate as an open-end management investment company; any interest, taxes, dues, fees and other charges of governments and their agencies including the cost of qualifying the Fund's shares for sale in any jurisdiction; brokerage commissions; or any other expenses incurred by it which are not assumed in the Management Agreement by the Manager.

PORTFOLIO MANAGERS. The following table shows information regarding other accounts managed by each AFBA Fund Portfolio Manager as of March 31, 2006.

                                                                                     NUMBER OF     TOTAL ASSETS IN
                                                                                  ACCOUNTS WHERE   ACCOUNTS WHERE
                                                                                  MANAGER FEE IS   MANAGER FEE IS
        NAME OF                ACCOUNT             NUMBER OF     TOTAL ASSETS IN BASED ON ACCOUNT BASED ON ACCOUNT
  PORTFOLIO MANAGER            CATEGORY            ACCOUNTS         ACCOUNTS        PERFORMANCE      PERFORMANCE
  -----------------            --------            --------         --------        -----------      -----------

JOHN KORNITZER          Registered Investment          1         $148.9 million          0                0
lead portfolio manager        Companies
of the AFBA 5Star
Balanced Fund

                       Other Pooled Investment         5         $338.7 million          0                0
                               Vehicles

                            Other Accounts           1129        $670.7 million          0                0

KENT GASAWAY            Registered Investment          7          $2.9 billion           0                0
lead portfolio manager        Companies
of the AFBA 5Star High
Yield Fund.  He also
serves as co-lead
portfolio manager of
the AFBA 5Star Large
Cap, AFBA 5Star Mid
Cap, AFBA 5Star Small
Cap and AFBA 5Star USA
Global Funds.

                       Other Pooled Investment         9         $370.7 million          0                0
                               Vehicles

                            Other Accounts            151        $275.8 million          0                0

BOB MALE                Registered Investment          6          $2.7 billion           0                0
co-lead portfolio             Companies
manager of the AFBA
5Star Large Cap,
AFBA 5Star Mid Cap,
AFBA 5Star Small
Cap, AFBA 5Star
Science &
Technology and
AFBA 5Star USA
Global Funds.

                                                                                     NUMBER OF     TOTAL ASSETS IN
                                                                                  ACCOUNTS WHERE   ACCOUNTS WHERE
                                                                                  MANAGER FEE IS   MANAGER FEE IS
        NAME OF                ACCOUNT             NUMBER OF     TOTAL ASSETS IN BASED ON ACCOUNT BASED ON ACCOUNT
  PORTFOLIO MANAGER            CATEGORY            ACCOUNTS         ACCOUNTS        PERFORMANCE      PERFORMANCE
  -----------------            --------            --------         --------        -----------      -----------

                       Other Pooled Investment         9         $370.7 million          0                0
                               Vehicles

                            Other Accounts            46         $165.5 million          0                0

GRANT P. SARRIS         Registered Investment          6          $2.7 billion           0                0
co-lead portfolio             Companies
manager of the AFBA
5Star Large Cap,
AFBA 5Star Mid Cap,
AFBA 5Star Small
Cap, AFBA 5Star
Science &
Technology and
AFBA 5Star USA
Global Funds.

                       Other Pooled Investment         9         $370.7 million          0                0
                               Vehicles

                            Other Accounts            46         $165.5 million          0                0

WILLIAM KORNITZER       Registered Investment          2          127.5 million          0                0
co-portfolio manager          Companies
of the AFBA 5Star
Large Cap and AFBA
5Star USA Global
Funds.

                       Other Pooled Investment         3         $104.4 million          0                0
                               Vehicles

                            Other Accounts             0               $0                0                0

ELIZABETH JONES         Registered Investment          1         $111.1 million          0                0
co-portfolio manager          Companies
of the AFBA 5Star
Science & Technology
Fund.

                                                                                     NUMBER OF     TOTAL ASSETS IN
                                                                                  ACCOUNTS WHERE   ACCOUNTS WHERE
                                                                                  MANAGER FEE IS   MANAGER FEE IS
        NAME OF                ACCOUNT             NUMBER OF     TOTAL ASSETS IN BASED ON ACCOUNT BASED ON ACCOUNT
  PORTFOLIO MANAGER            CATEGORY            ACCOUNTS         ACCOUNTS        PERFORMANCE      PERFORMANCE
  -----------------            --------            --------         --------        -----------      -----------

                       Other Pooled Investment         2          $60.5 million          0                0
                               Vehicles

                            Other Accounts             0               $0                0                0

DAVE CARLSEN            Registered Investment          1         $111.1 million          0                0
co-portfolio manager          Companies
of the AFBA 5Star
Science & Technology
Fund.

                       Other Pooled Investment         2          $60.5 million          0                0
                               Vehicles

                            Other Accounts             0               $0                0                0

CLAY BRETHOUR           Registered Investment          1         $111.1 million          0                0
co-portfolio manager          Companies
of the AFBA 5Star
Science & Technology
Fund.

                       Other Pooled Investment         2          $60.5 million          0                0
                               Vehicles

                            Other Accounts             0               $0                0                0

Portfolio Manager compensation primarily consists of a modest fixed base salary and a larger bonus tied to short- and long-term performance as well as other factors, described herein. Each Portfolio Manager's base salary is determined annually based on individual performance, seniority and contributions to the firm. Bonuses are determined annually based on individual performance and contributions to the firm, performance of funds and accounts managed and success of the firm overall. Some Portfolio Managers may own interests in KCM entitling them to a portion of KCM's profits or losses.


The management of multiple funds and accounts may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons and fees, as a Portfolio Manager must allocate his or her time and investment ideas across multiple Funds and accounts. A Portfolio Manager may execute transactions for a fund or account that may adversely impact the value of securities held by another fund or account. Securities selected for funds or accounts may outperform the securities selected for another fund.

When an investment is appropriate or suitable for more than one fund or account, the following considerations apply:

o The investment opportunity is allocated among mutual funds and individual client accounts on a pro rata basis according to their asset size.

o An investment opportunity will generally not be placed in a fund or account if not in round lot shares of at least 100.

o The investment opportunity will be spread over KCM's accounts and Funds base to the fullest extent possible, within standards of appropriateness and suitability.

o Initial public offerings receive the same considerations as any other investment opportunity, subject to certain investment limitations of some Funds and client accounts.

o Investment opportunities limited in amount are not allocated to KCM proprietary accounts, employees or affiliated persons' accounts.

o KCM may not allocate any initial public offerings to any accounts in which a restricted person has a beneficial interest, subject to certain exemptions.


The portfolio manager's management of his/her personal accounts may give rise to potential conflicts of interest. The Funds and KCM have adopted codes of ethics that they believe contain provisions reasonably necessary to prevent such conflicts.

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in each Fund that he or she manages, as of March 31, 2006.


-------------------------- --------------------------------------------------
        NAME OF                            DOLLAR RANGE OF
    PORTFOLIO MANAGER               EQUITY SECURITIES IN EACH FUND
-------------------------- --------------------------------------------------
JOHN KORNITZER             |X|      Balanced Fund ($10,001-$50,000)
-------------------------- --------------------------------------------------

KENT GASAWAY               |X|      Large Cap Fund ($1-10,000)
                           |X|      High Yield Fund ($1 - $10,000)
                           |X|      Mid Cap Fund ($1-$10,000)
                           |X|      Small Cap Fund ($10,001-$50,000)
                           |X|      USA Global Fund ($1-$10,000)

-------------------------- --------------------------------------------------
BOB MALE                   |X|      Large Cap Fund (none)
                           |X|      Mid Cap Fund (none)
                           |X|      Science & Technology Fund (none)
                           |X|      Small Cap Fund (none)
                           |X|      USA Global Fund (none)
-------------------------- --------------------------------------------------
GRANT P. SARRIS            |X|      Large Cap Fund (none)
                           |X|      Mid Cap Fund (none)
                           |X|      Science & Technology Fund (none)
                           |X|      Small Cap Fund (none)
                           |X|      USA Global Fund (none)
-------------------------- --------------------------------------------------
WILLIAM KORNITZER          |X|      Large Cap Fund ($1-$10,000)
                           |X|      USA Global Fund ($1-$10,000)
-------------------------- --------------------------------------------------
ELIZABETH JONES            |X|      Science & Technology Fund (none)
-------------------------- --------------------------------------------------
DAVE CARLSEN               |X|      Science & Technology Fund (none)
-------------------------- --------------------------------------------------
CLAY BRETHOUR              |X|      Science & Technology Fund (none)
-------------------------- --------------------------------------------------


ADMINISTRATION AND ACCOUNTING SERVICES. Under a separate Administration and Accounting Services Agreement, PFPC Inc., ("PFPC") 301 Bellevue Parkway, Wilmington, Delaware 19809 performs certain administrative and accounting services for the Funds. These services include preparing shareholder reports, providing statistical data and preparing and filing federal and state tax returns on behalf of the Funds. In addition, PFPC prepares and files various reports with the appropriate regulatory agencies and prepares materials required by the SEC or any state securities commission having jurisdiction over the

Funds. The accounting services performed by PFPC include determining the net asset value per share of each Fund and maintaining records relating to the securities transactions of each Fund. The Administration and Accounting Services Agreement provides that PFPC and its affiliates shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on their part in the performance of their obligations and duties under the Administration and Accounting Services Agreement. For the fiscal years ended March 31, 2004, 2005 and 2006 PFPC received $861,000, $804,101 and $811,366, respectively, from the Funds for administration and accounting services.


ADDITIONAL SERVICE PROVIDERS


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Funds' financial statements are audited by an Independent Registered Public Accounting Firm approved by the Board each year. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103, currently serves as the Funds' Independent Registered Public Accountants.

CUSTODIAN. PFPC Trust Company, 8800 Tinicum Boulevard, 3rd Floor, Suite 200, Philadelphia, PA 19153, serves as the Funds' custodian.


TRANSFER AGENT. PFPC Inc., 760 Moore Road, King of Prussia, PA 19406, also serves as the transfer agent.


COUNSEL. The law firm of Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, PA 19103, serves as legal counsel to the Company and Independent Legal Counsel to the Independent Directors.


                   DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN

Pursuant to an Underwriting Agreement (the "Underwriting Agreement"), PFPC Distributors, Inc. ("PFPC Distributors"), 760 Moore Road, King of Prussia, PA 19406, serves as the distributor of the Funds' shares. The terms of the Underwriting Agreement grant PFPC Distributors the right to sell shares of the Funds as agent for the Funds. Shares of the Funds are offered continuously.

Under the terms of the Underwriting Agreement, PFPC Distributors agrees to use all reasonable efforts to secure purchasers for shares of the Funds and may choose to pay expenses of printing and distributing prospectuses, statements of additional information and reports prepared for use in connection with the sale of the Funds' shares and any other literature and advertising used in connection with the offering, out of the compensation it receives pursuant to the Funds' Distribution Plan for its Class B Shares (the "Class B Plan"), Class C Shares (the "Class C Plan"), and Class R Shares (the "Class R Plan"), each of which has been adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, the "Rule 12b-1 Plans"). PFPC Distributors receives no Rule 12b-1 fees in connection with the sale of Class I Shares or the Class A Shares of the Funds, but may retain a portion of the front-end sales charges of the Class A Shares.

The Underwriting Agreement provides that PFPC Distributors, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under such agreement, will not be liable to any of the Funds or their shareholders for losses arising in connection with the sale of shares of the Funds.


The Underwriting Agreement became effective as of January 1, 2001 and continues in effect for a period of two years. Thereafter, the Underwriting Agreement may continue in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Directors, including a majority of the Independent Directors.


The Underwriting Agreement terminates automatically in the event of an assignment, and is terminable without payment of any penalty with respect to a Fund (i) by vote of a majority of the Directors of the Company who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of the Funds or any agreements related to such plan, or by vote of a majority of the outstanding voting securities of the applicable Fund on sixty (60) days' written notice to PFPC Distributors; or (ii) by PFPC Distributors on sixty (60) days' written notice to the Company.

PFPC Distributors will be compensated for distribution services according to the Rule 12b-1 Plans, regardless of PFPC Distributors' expenses. The Rule 12b-1 Plans provide that PFPC Distributors will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, PFPC Distributors may pay certain financial institutions such as banks or broker-dealers who have entered into servicing agreements with PFPC Distributors and other financial institutions for distribution and shareholder servicing activities. PFPC Distributors has entered into an agreement with AFBA Five Star Securities Company ("AFBA Securities"), an affiliate of the Funds' Manager, through which AFBA Securities serves as sub-underwriter of the Funds' shares. As sub-underwriter, AFBA Securities will pay selling brokers or dealers commissions promptly after the sale of Class B and Class C Shares in exchange for the payment by PFPC of the distribution fees, contingent deferred sales charge ("CDSC") and service fees it receives with respect to those shares. Amounts payable under the Rule 12b-1 Plans can exceed distribution or shareholder servicing expenses actually incurred by PFPC Distributors.

The Class B Plan further provides that monthly payments shall be made in the amount of 0.75% per annum of the Class B Shares' average daily net assets (or such lesser amount as may be established by a majority of the Board of Directors, including a majority of the non-interested Directors) as compensation for PFPC Distributors' role in the distribution of a Fund's Class B Shares. The Class C Plan provides that monthly payments shall be made in the amount of 0.75% per annum of the average daily net assets of a Fund's Class C Shares (or such lesser amount as may be established by a majority of the Board of Directors, including a majority of the non-interested Directors) as compensation for PFPC Distributors' role in the distribution of a Fund's Class C Shares. The Company shall pay to the Distributor or others a fee in the amount of 0.35% per annum of the average daily net assets of the Company attributable to each Fund's Class R Shares (or such lesser amount as may be established from time to time by a majority of the Board of Directors, including a majority of the non-interested Directors) for advertising, marketing and distributing each Fund's Class R Shares. Such fee shall be payable at the direction of the Manager from the assets attributable to the Class R Shares of such Fund and shall be paid in monthly installments promptly after the last day of each calendar month.


Under the Class B Distribution Plan, total payments by Funds for the fiscal year ended March 31, 2006, were:

------------------------- ------------- ----------- ------------ ------------ ------------- ------------- -----------
                          Balanced      High        Large Cap    Mid Cap      Science &     Small Cap     USA
                          Fund          Yield Fund  Fund         Fund         Technology    Fund          Global
                                                                              Fund                        Fund
------------------------- ------------- ----------- ------------ ------------ ------------- ------------- -----------
Advertising                          0           0            0            0             0             0            0
------------------------- ------------- ----------- ------------ ------------ ------------- ------------- -----------
Printing and mailing                 0           0            0            0             0             0            0
prospectuses other than
to current shareholders
------------------------- ------------- ----------- ------------ ------------ ------------- ------------- -----------
Payments withheld by                 0           0            0            0             0             0            0
the underwriter
------------------------- ------------- ----------- ------------ ------------ ------------- ------------- -----------
Payments to                          0           0            0            0             0             0            0
broker-dealers
------------------------- ------------- ----------- ------------ ------------ ------------- ------------- -----------
Payments to                    7033.67    16384.88         827.82      1526.49       2483.30      22728.59     404.17
sub-underwriter
------------------------- ------------- ----------- ------------ ------------ ------------- ------------- -----------
Total                          7033.67    16384.88         827.82      1526.49       2483.30      22728.59     404.17
------------------------- ------------- ----------- ------------ ------------ ------------- ------------- -----------

Under the Class C Distribution Plan, total payments by Funds for the fiscal year ended March 31, 2006, were:

------------------------- ------------- ----------- ------------ ------------ ------------- ------------- -----------
                          Balanced      High        Large Cap    Mid Cap      Science &     Small Cap     USA
                          Fund          Yield Fund  Fund         Fund         Technology    Fund          Global
                                                                              Fund                        Fund
------------------------- ------------- ----------- ------------ ------------ ------------- ------------- -----------
-------------------------- ------------ ----------- ------------ ------------ ------------- ------------- -----------
Advertising                          0           0            0            0             0             0           0
-------------------------- ------------ ----------- ------------ ------------ ------------- ------------- -----------
Printing and mailing                 0           0            0            0             0             0           0
prospectuses other than
to current shareholders
-------------------------- ------------ ----------- ------------ ------------ ------------- ------------- -----------
Payments withheld by the             0           0            0            0             0             0           0
underwriter
-------------------------- ------------ ----------- ------------ ------------ ------------- ------------- -----------
Payments to                   31307.25    39918.46      1261.08     10721.31       3985.07      61160.10     6964.20
broker-dealers
-------------------------- ------------ ----------- ------------ ------------ ------------- ------------- -----------
Payments to                   33833.26     8163.67       435.36     28265.08       1474.75      83246.50     4379.79
sub-underwriter
-------------------------- ------------ ----------- ------------ ------------ ------------- ------------- -----------
Total                         65140.51    48082.13      1696.44     38986.39       5459.82     144406.60    11343.99
-------------------------- ------------ ----------- ------------ ------------ ------------- ------------- -----------

Under the Class R Distribution Plan, total payments by Funds for the fiscal year ended March 31, 2006, were:

------------------------- ------------- ----------- ------------ ------------ ------------- ------------- -----------
                          Balanced      High        Large Cap    Mid Cap      Science &     Small Cap     USA
                          Fund          Yield Fund  Fund         Fund         Technology    Fund          Global
                                                                              Fund                        Fund
------------------------- ------------- ----------- ------------ ------------ ------------- ------------- -----------
------------------------ ------------- ------------ ------------ ------------ ------------- ------------- -----------
Advertising                         0            0            0            0             0             0           0
------------------------ ------------- ------------ ------------ ------------ ------------- ------------- -----------
Printing and mailing                0            0            0            0             0             0           0
prospectuses other
than to current
shareholders
------------------------ ------------- ------------ ------------ ------------ ------------- ------------- -----------
Payments withheld by                0            0            0            0             0             0           0
the underwriter
------------------------ ------------- ------------ ------------ ------------ ------------- ------------- -----------
Payments to                     10.08            0            0            0             0          0.23           0
broker-dealers
------------------------ ------------- ------------ ------------ ------------ ------------- ------------- -----------
Payments to                         0            0            0         0.23             0          1.61           0
sub-underwriter
------------------------ ------------- ------------ ------------ ------------ ------------- ------------- -----------
Total                           10.08            0            0         0.23             0          1.84           0
------------------------ ------------- ------------ ------------ ------------ ------------- ------------- -----------

ADDITIONAL PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. In addition to the commissions that may be paid to dealers and financial intermediaries by the Funds as described above, the Manager may also make additional payments out of its own assets to dealers or financial intermediaries in connection with the sale, distribution, retention and/or servicing of Fund shares, which may include payments for marketing support, program servicing, processing support or other payments to financial intermediaries that sell or arrange for the sale of Fund shares. Such compensation also may be provided by the Manager to financial intermediaries to enable the Manager to participate in and/or present at conferences or seminars, sales or training programs and/or other sponsored events. These additional payments by the Manager may be based on current assets, gross sales, the Fund's advisory fees or other measures, as determined from time to time by the Manager. The Manager may make certain of these payments to dealers or financial intermediaries with a meaningful business relationship with the Funds. As of the date of this SAI, the Manager may pay a more substantial amount of additional cash payments to the following firms in connection with the sale of Fund shares: Raymond James, Charles Schwab, Pershing and Fidelity Investments. You should consult your dealer or financial intermediary for more details about any such payment it receives.


SHAREHOLDER SERVICE PLAN
In addition, the Board of Directors (including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan) has adopted a Shareholder Service Plan pursuant to Rule 12b-1 with respect to the Class A, Class B, Class C and Class R shares of the Funds. Under the Shareholder Service Plan, the Company, on behalf of each Fund, or its authorized agents (manager or distributor) are authorized to enter into shareholder service agreements with financial institutions and other persons who provide certain shareholder and administrative services to shareholders of the Funds (the "Shareholder Service Providers"). Pursuant to the Shareholder Service Plan, the Funds shall pay the Shareholder Service Providers a monthly fee not to exceed per annum 0.25% of average daily net assets for the Class A, Class B and Class C Shares, and 0.15% for the Class R shares of each Fund with which the Service Provider maintains a service relationship.


From time to time, the Manager may make payments to third parties out of its own resources, including payments of fees for shareholder servicing and transfer agency functions. If such payments are deemed to be indirect financing of an activity primarily intended to result in the sale of Class B, Class C or Class R

Shares of a Fund within the context of Rule 12b-1 under the 1940 Act, such payments shall be deemed to be authorized by the Rule 12b-1 Plan. A Fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Class B Plan, Class C Plan or the Class R Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments.


Each Rule 12b-1 Plan and each agreement entered into pursuant to the Rule 12b-1 Plan may be terminated as to any Fund at any time, without penalty, by vote of a majority of the outstanding shares of the applicable class of such Fund, or by vote of a majority of the Company's non-interested Directors, on not more than sixty (60) days' written notice.


Under the Shareholder Service Plans, the total payments by Funds for the fiscal year ended March 31, 2006, were:

------------------------- ------------- ----------- ------------ ------------ ------------- ------------- -----------
                          Balanced      High        Large Cap    Mid Cap      Science &     Small Cap     USA
                          Fund          Yield Fund  Fund         Fund         Technology    Fund          Global
                                                                              Fund                        Fund
------------------------- ------------- ----------- ------------ ------------ ------------- ------------- -----------
---------------------- ------------- ------------- ------------- ------------ --------------- ------------- -----------
Class A                    25459.29      40011.20        993.01     19438.58         2966.72     356596.39     3774.20
---------------------- ------------- ------------- ------------- ------------ --------------- ------------- -----------
Class B                     2343.26       5461.63        258.56       472.53          809.37       7574.69      114.41
---------------------- ------------- ------------- ------------- ------------ --------------- ------------- -----------
Class C                    21713.40      16027.48        565.49     12995.00         1819.66      48135.60     3781.32
---------------------- ------------- ------------- ------------- ------------ --------------- ------------- -----------
Class R                       23.51             0             0         0.54               0          4.28           0
---------------------- ------------- ------------- ------------- ------------ --------------- ------------- -----------
Total                      49539.46      61500.31       1817.06     32906.65         5595.75     412310.96     7669.93
---------------------- ------------- ------------- ------------- ------------ --------------- ------------- -----------

FRONT-END SALES CHARGES. When purchasing Class A Shares, a sales charge will be incurred at the time of purchase (a "front-end load") based on the dollar amount of the purchase. The maximum initial sales charge is 5.50% (3.75% for the High Yield Fund), which is reduced for purchases of $50,000 and more. Sales charges also may be reduced by using the accumulation privilege or letter of intent described under "Sales Charge Reductions and Waiver" in the Class A, B, and C Prospectus. Although purchases of $1,000,000 or more may not be subject to an initial sales charge, if the initial sales charge is waived, such purchases may be subject to a CDSC of 1.00% if the shares are redeemed within one year after purchase.

Part of the front-end sales charge is paid directly to the selling broker-dealer (the "dealer reallowance"). The remainder is retained by the distributor and may be used either to promote the sale of each Fund's shares or to compensate PFPC Distributors for its efforts to sell the Class A Shares of each Fund.


AFBA 5STAR BALANCED FUND
AFBA 5STAR LARGE CAP FUND
AFBA 5STAR MID CAP FUND
AFBA 5STAR SCIENCE & TECHNOLOGY FUND
AFBA 5STAR SMALL CAP FUND
AFBA 5STAR USA GLOBAL FUND
------------------------------- ------------------------ ------------------------- ---------------------------
                                 INITIAL SALES CHARGE    INITIAL SALES CHARGE AS       DEALER REALLOWANCE
                                  AS A PERCENTAGE OF       A PERCENTAGE OF YOUR        AS A PERCENTAGE OF
       YOUR INVESTMENT              OFFERING PRICE              INVESTMENT               OFFERING PRICE
------------------------------- ------------------------ ------------------------- ---------------------------
$50,000 and less                         5.50%                    5.82%                      5.00%
$50,000 up to $150,000                   4.50%                    4.71%                      3.75%
$150,000 up to $250,000                  3.50%                    3.63%                      2.75%
$250,000 up to $500,000                  2.50%                    2.56%                      2.00%
$500,000 up to $1,000,000                2.00%                    2.04%                      1.50%
Over $1,000,000                          0.00%                    0.00%                      0.00%

AFBA 5STAR HIGH YIELD FUND
------------------------------- ------------------------ ------------------------- ---------------------------
                                                                                       DEALER REALLOWANCE
                                  AS A PERCENTAGE OF     AS A PERCENTAGE OF YOUR       AS A PERCENTAGE OF
       YOUR INVESTMENT              OFFERING PRICE              INVESTMENT               OFFERING PRICE
------------------------------- ------------------------ ------------------------- ---------------------------
$50,000 and less                         3.75%                    3.90%                      3.25%
$50,000 up to $150,000                   3.00%                    3.09%                      2.50%
$150,000 up to $250,000                  2.25%                    2.30%                      1.75%
$250,000 up to $500,000                  1.50%                    1.52%                      1.25%
$500,000 up to $1,000,000                1.00%                    1.01%                      0.75%
Over $1,000,000                          0.00%                    0.00%                      0.00%

The table below shows the aggregate sales charges received by PFPC Distributors and the amounts retained by PFPC Distributors for the past three fiscal years for Shares of each class of shares for each Fund:



----------------------------------- -------------------------- --------------------------- --------------------------
                                      FOR THE FISCAL YEAR      FOR THE FISCAL YEAR ENDED     FOR THE FISCAL YEAR
                                      ENDED MARCH 31, 2004           MARCH 31, 2005          ENDED MARCH 31, 2006
----------------------------------- -------------------------- --------------------------- --------------------------
                                      Amount        Amount        Amount        Amount       Amount        Amount
NAME OF FUND                         Received      Retained      Received      Retained     Received      Retained
----------------------------------- ------------ ------------- ------------- ------------- ------------ -------------
AFBA 5Star Balanced Fund            $51,450      $6,463        $134,476      $16,457       $ 97,926       $11,856
----------------------------------- ------------ ------------- ------------- ------------- ------------ -------------
AFBA 5Star High Yield Fund          $61,310      $8,941        $26,298       $3,973        $    875       $   162
----------------------------------- ------------ ------------- ------------- ------------- ------------ -------------
AFBA 5Star Large Cap Fund           $5,100       $486          $2,398        $253          $  4,400       $   831
----------------------------------- ------------ ------------- ------------- ------------- ------------ -------------
AFBA Mid Cap Fund                   $9,602       $869          $26,245       $2,975        $ 23,825       $ 2,847
----------------------------------- ------------ ------------- ------------- ------------- ------------ -------------
AFBA 5Star Science & Technology     $5,673       $908          $12,587       $1,174        $ 14,717       $ 2,422
Fund
----------------------------------- ------------ ------------- ------------- ------------- ------------ -------------
AFBA 5Star Small Cap Fund           $49,474      $5,189        $330,362      $39,130       $143,696       $17,782
----------------------------------- ------------ ------------- ------------- ------------- ------------ -------------
AFBA 5Star USA Global Fund          $6,727       $608          $15,141       $1,501        $  2,044       $   223
----------------------------------- ------------ ------------- ------------- ------------- ------------ -------------


                    BROKERAGE ALLOCATION AND OTHER PRACTICES


Decisions to buy and sell securities for the Funds are made by KCM as sub-adviser to the Funds. Officers of KCM are generally responsible for implementing and supervising these decisions, including allocation of portfolio brokerage and principal business and the negotiation of commissions and/or price of the securities. In instances where securities are purchased on a commission basis, the Funds will seek competitive and reasonable commission rates based on circumstances of the trade involved and to the extent that they do not detract from the quality of the execution. Following is information on the amount of brokerage commissions paid by each Fund during the last three fiscal years:

                                                    FISCAL YEAR ENDED     FISCAL YEAR ENDED     FISCAL YEAR ENDED
NAME OF FUND                                          MARCH 31, 2004        MARCH 31, 2005        MARCH 31, 2006
------------                                          --------------        --------------        --------------
AFBA 5Star Balanced Fund                                   $13,185                $5,918                $5,198
AFBA 5Star High Yield Fund                                  $4,556                $6,818                $6,178
AFBA 5Star Large Cap Fund                                  $22,516               $15,030               $25,104
AFBA Mid Cap Fund                                           $4,111               $12,884               $22,459
AFBA 5Star Science & Technology Fund                        $8,143               $12,150               $13,515
AFBA 5Star Small Cap Fund                                  $33,614              $280,019              $235,009
AFBA 5Star USA Global Fund                                 $28,923               $46,300               $30,365


The level of brokerage commissions generated by a Fund is directly related to the number and size of buy and sell transactions into which the Fund enters. The frequency and size of these transactions are affected by various factors such as cash flows into and out of the Fund, the sub-adviser's interpretation of the market or economic environment, etc. The Funds, in purchasing and selling portfolio securities, will seek best execution consistent with the circumstances that exist at the time. The Funds do not intend to solicit competitive bids on each transaction.

The Funds believe it is in their best interest to have a stable and continuous relationship with a diverse group of financially strong and technically qualified broker-dealers who will provide quality executions at competitive rates. Broker-dealers meeting these qualifications also will be selected for their demonstrated loyalty to the respective Fund, when acting on its behalf, as well as for any research or other services provided to the respective Fund. The Funds may execute a substantial portion of the portfolio transactions through brokerage firms that are members of the New York Stock Exchange or through other major securities exchanges. When buying securities in the over-the-counter market, the Funds will select a broker who maintains a primary market for the security unless it appears that better execution may be obtained elsewhere.

The Funds have adopted a Directed Brokerage Policy that prohibits the Manager and KCM from considering the sale of Fund shares as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Directed Brokerage Policy allows the Manager and KCM to place portfolio orders with qualified broker-dealers who recommend the Funds to their clients, or who act as agent in the purchase of the Funds' shares for their clients so long as certain safeguards are met.

Research and brokerage services furnished by broker-dealers and others may be useful to the Funds' Manager and sub-adviser in serving the Funds as well as other clients. Similarly, the Funds may benefit from research and brokerage services obtained by the sub-adviser from the placement of portfolio brokerage of other clients. The Funds may pay a higher rate of commission to brokers or dealers who provide research or brokerage services to the Manager or sub-adviser within the principles set out in Section 28(e) of the Securities Exchange Act of 1934 when it appears that this would be in the best interests of the shareholders.

Research and brokerage services provided by brokers and dealers include advice, either directly or through publications or writings, as to: the value of securities; the advisability of purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic political and legal factors and trends and portfolio strategy. In some cases, research and brokerage services are generated by third parties but are provided to the Manager or sub-adviser by or through a broker or dealer. No commitment is made to any broker or dealer with regard to placing of orders for the purchase or sale of Fund portfolio securities, and no specific formula is used in placing such business. Allocation is reviewed regularly by the Board of Directors of the Company and KCM.


The table below indicates the total amount of brokerage commissions paid by each Fund to brokers who provided research services for the Funds and total related portfolio transactions for the fiscal year ended March 31, 2006.

     NAME OF FUND                                      COMMISSIONS             TRANSACTIONS
     ------------                                      -----------             ------------
     AFBA 5Star Balanced Fund                             $5,198                 $194,828
     AFBA 5Star High Yield Fund                           $6,178                 $142,194
     AFBA 5Star Large Cap Fund                           $25,104                 $561,362
     AFBA Mid Cap Fund                                   $22,459                 $478,895
     AFBA 5Star Science & Technology Fund                $13,515                 $303,845
     AFBA 5Star Small Cap Fund                           $235,009               $5,190,956
     AFBA 5Star USA Global Fund                          $30,365                 $651,000

Certain Funds own securities of their regular broker-dealers. As of the fiscal year ended March 31, 2006, the Funds owned the following dollar amounts of securities of each Fund's regular broker-dealers:

     NAME OF FUND                          REGULAR BROKER-DEALERS                    AMOUNT
     ------------                          ----------------------                    ------
     AFBA 5Star Balanced Fund              Bank of America Corp.                        $1,366,200
                                           Citigroup, Inc                                 $944,600
                                           JPMorgan Chase & Company                       $832,800
     AFBA 5Star Large Cap Fund             Morgan Stanley                                 $590,508
                                           The Goldman Sachs Group Inc.                   $266,832
                                           Legg Mason, Inc                                $225,594
     AFBA 5Star Small Cap Fund             A.G. Edwards Inc                             $2,004,372
                                           Raymond James Financial Holdings Inc         $2,274,642
     AFBA Mid Cap Fund                     A.G. Edwards Inc                               $413,838
                                           Legg Mason                                     $375,990

Except as noted above, none of the Funds owned any securities of their regular broker-dealers as of the end of the last fiscal year.

When the sub-adviser, in its fiduciary duty, believes it to be in the best interest of the shareholders, the Funds may join with other clients of the sub-adviser in acquiring or disposing of a portfolio holding. Securities acquired or proceeds obtained will be equitably distributed among the Funds and other clients participating in the transaction. In some instances, this investment procedure may affect the price paid or received by a Fund or the size of the position obtained by a Fund.

                       CAPITAL STOCK AND OTHER SECURITIES

The Company issues its capital stock in seven separate series (each is in effect, a separate Fund), and each series in turn issues shares of five separate classes of shares: Class A, Class B, Class C, Class I and Class R. The shares of each class of each Fund, when issued and paid for in accordance with its Prospectus, will be legally outstanding, fully paid and non-assessable.

The separate classes of shares of a Fund each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that Class B, Class C and Class R Shares bear Rule 12b-1 distribution fees of 0.75%, 0.75%, and 0.35% of the average net assets of the respective Class B, Class C and Class R Shares and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the Rule 12b-1 fee may be paid. Classes A, B and C bear a shareholder service fee of 0.25% of the average net assets of the class. Class R Shares bear a shareholder service fee of 0.15% of the average net assets of the class. The net income attributable to a class of shares and the dividends payable on such shares will be reduced by the amount of any shareholder service or Rule 12b-1 fees. Certain expenses can vary from class to class; accordingly, the net asset value of Class A, Class B, Class C and Class R Shares will be reduced by such amount to the extent a Fund has undistributed net income.

Shares of a Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights which means that the holders of 50% of the shares voting for the election of Directors can elect 100% of the Directors, if they choose to do so, and in such event, the holders of the remaining shares voting will not be able to elect any Directors, do not have preemptive or subscription rights and are not transferable. Each Fund and class takes separate votes on matters affecting only that Fund or class. For example, a change in the fundamental investment policies for a Fund would be voted upon only by shareholders of that Fund.

The Company will not hold annual meetings except as required by the 1940 Act and other applicable laws. Under Maryland law, a special meeting of shareholders of the Company must be held if the Company receives the written request for a meeting from the shareholders entitled to cast at least 25% of all the votes entitled to be cast at the meeting.

The Company has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the shareholders entitled to vote at the meeting.

                          PURCHASING AND SELLING SHARES

PURCHASES. The Funds will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. We cannot process transaction requests that are not completed properly as described in the Prospectuses. If you use the services of any other broker to purchase or redeem shares of a Fund, that broker may charge you a fee. Each order accepted will be fully invested in whole and fractional shares, unless the purchase of a certain number of whole shares is specified, at the net asset value per share ("NAV") next effective after the order is accepted by the Fund.

BY MAIL: You, a retirement plan administrator, or your financial intermediary may purchase shares by sending a check drawn on a U.S. bank payable to AFBA 5Star Fund, along with a completed application. If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, the Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in the transaction. Send the check and application to:

         REGULAR MAIL:                           OVERNIGHT MAIL:
         -------------                           ---------------
         AFBA 5Star Fund, Inc.                   AFBA 5Star Fund, Inc.
         c/o PFPC Inc.                           c/o PFPC Inc.
         P.O. Box 9779                           101 Sabin Street
         Providence, RI 02940                    Pawtucket, RI  02860-1427

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (888) 578-2733 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

ANNUAL STATEMENTS. Each investment is confirmed by a year-to-date statement which provides the details of the immediate transaction, plus all prior transactions in your account during the current year. This includes the dollar amount invested, the number of shares purchased or redeemed, the price per share, and the aggregate shares owned. A transcript of all activity in your account during the previous year will be furnished each January. By retaining each annual summary and the last year-to-date statement, you have a complete detailed history of your account that provides necessary tax information. A duplicate copy of a past annual statement is available from PFPC, at its cost, subject to a minimum charge of $5 per account, per year requested.

The Funds reserve the right in their sole discretion to withdraw all or any part of the offering made by the Prospectuses or to reject purchase orders when, in the judgment of management, such withdrawal or rejection is in the best interest of the Funds and their shareholders.

SALES (REDEMPTIONS). The Company will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. The Company cannot process transaction requests that are not complete and in good order. The Company must receive an endorsed share certificate with a signature guarantee, where a certificate has been issued.

You, a retirement plan administrator, or financial intermediary may sell your shares on any Business Day as described below. A Business Day is any day that both the New York Stock Exchange (the "Exchange") and PFPC, the Transfer Agent, are open for business. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. It is the responsibility of your financial intermediary to transmit redemption orders and credit your account with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the Transfer Agent before 4:00 p.m. Eastern time), or the next Business Day (if received after 4:00 p.m. Eastern time, or on a non-Business Day), but never later than 7 days following such receipt. In certain circumstances, the Fund may pay redemption proceeds in the form of portfolio securities owned by the Fund. The portfolio securities distributed to you would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

BY MAIL: If shares are redeemed by mail, a signature guarantee is required for written redemption requests of $25,000 or more. A signature guarantee verifies the authenticity of your signature. When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution, which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions, which are not participating in one of these programs will not be accepted. YOU CAN OBTAIN ONE FROM MOST BANKING INSTITUTIONS OR SECURITIES BROKERS, BUT NOT FROM A NOTARY PUBLIC. You must indicate the Fund name, your account number and your name. The written instructions and signature guarantee should be mailed to:

         REGULAR MAIL:                           OVERNIGHT MAIL:
         -------------                           --------------
         AFBA 5Star Fund, Inc.                   AFBA 5Star Fund, Inc.
         c/o PFPC Inc.                           c/o PFPC Inc.
         P.O. Box 9779                           101 Sabin Street
         Providence, RI  02940                   Pawtucket, RI  02860-1427

BY TELEPHONE: If you are invested in Class A, B, C or I and prefer to redeem your shares by telephone you may elect to do so, however, there are certain risks. Each Fund has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

BY WIRE: Redemption proceeds may be wired to a pre-designated bank account in any commercial bank in the United States if the amount is $1,000 or more for Class A, Class B, Class C or Class I Shares or in any amount for Class R Shares. A $10.00 fee will be deducted. The receiving bank may charge a fee for this service. Proceeds may also be mailed to a bank or, for amounts of $10,000 or less, mailed to the Fund account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to the Fund account address of record, complete the appropriate section of the Application or include the Fund account address of record when written instructions are submitted. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation may be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the shares.

REDEMPTION FEE. The Funds charge a redemption fee of 2% on proceeds from shares redeemed or exchanged within 60 days following their acquisition (either by purchase or exchange). The redemption fee is calculated as a percentage of the net asset value of such shares at the time of redemption. This redemption fee is paid directly to the Fund from which shares are redeemed and exchanged. The redemption fee is not a sales charge or a contingent deferred sales charge. The purpose of the additional transaction fee is to allocate costs associated with redemptions to those investors making redemptions after holding their shares for a short period, thus protecting existing shareholders. For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first and those shares held the shortest as being redeemed last.

The 2% redemption fee will not be charged on the following transactions.

o Redemptions of shares resulting from the death or disability (as defined in the Internal Revenue Code) of the shareholder including a joint owner.


o Redemptions of shares on an account which has demonstrated a severe hardship, such as a medical emergency, as determined in the absolute discretion of the Manager.


o    Redemption of shares acquired through dividend reinvestment.

o Redemption of shares acquired through lump sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case or a "key employee" of a "top heavy" plan), as described in the prospectus.

o Redemption of shares acquired through distributions from an individual retirement account (IRA) or Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 59 1/2, as described in the prospectus.


o Redemption of shares under the Funds' systematic withdrawal plan, as well as shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs.

Each Fund also has the discretion to waive the 2% redemption fee if the Fund is in jeopardy of failing the 90% income test or losing its regulated investment company (RIC) qualification for tax purposes. Despite the Funds' implementation of the 2% redemption fee, there may be certain intermediaries that are unable to enforce the Funds' redemption fee (or process its exceptions) because of their inability for various reasons to assess the fee to underlying shareholders or that may use criteria and methods for tracking, applying, and/or calculating the fee that may differ in some respects from that of the Funds.

ADDITIONAL PURCHASE AND REDEMPTION POLICIES FOR CLASS A, CLASS B, CLASS C AND CLASS I SHARES. The Company reserves the right to:

o Waive or increase the minimum investment requirements with respect to any person or class of persons, which include shareholders of a Fund's special investment programs.

o Cancel or change the telephone investment service, the telephone/telegraph exchange service and the automatic monthly investment plan without prior notice to you when it is in the best interest of the Funds and their investors.

o Begin charging a fee for the telephone investment service or the automatic monthly investment plan and to cancel or change these services upon 15 days written notice.

o Begin charging a fee for the telephone/telegraph service and to cancel or change the service upon 60 days written notice.

o Begin charging a fee for the systematic redemption plan upon 30 days written notice.

o Waive signature guarantee requirements in certain instances where it appears reasonable to do so and will not unduly affect the interests of other shareholders. We may waive the signature guarantee requirement if you authorize the telephone/telegraph redemption method at the same time you submit the initial application to purchase shares.

o Require signature guarantees if there appears to be a pattern of redemptions designed to avoid the signature guarantee requirement, or if we have other reason to believe that this requirement would be in the best interests of the Funds and their shareholders.

o If shares to be redeemed represent a recent investment made by check, the Funds reserve the right not to make the redemption proceeds available until there are reasonable grounds to believe that the check has been collected (which could take up to 10 days).

To ensure proper authorization before redeeming Fund shares, the Transfer Agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

INFORMATION FOR CLASS R SHARES.

Class R Shares of each Fund are generally available to certain tax-deferred retirement plans, including 401(k) plans, employer sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans, held in plan level or omnibus accounts. Class R Shares also are available to IRA rollovers from eligible retirement plans that offered one or more AFBA 5Star Funds Class R Shares as an investment option. Class R Shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and most individual retirement accounts or retirement plans that are not subject to the Employee Retirement Income Security Act of 1974 (ERISA).

Participants in retirement plans generally must contact the plan's administrator to purchase, redeem or exchange shares. Shareholder services may only be available to plan participants through a plan administrator. Plans may require separate applications and their policies and procedures may be different than those described in this prospectus. Participants should contact their plan administrator for information regarding shareholder services pertaining to participants' investments in the Funds.

IRA rollover accounts may be eligible to open an account and purchase Class R Shares by contacting any investment firm authorized to sell the Funds' shares. You can obtain an application from your investment firm or by calling the Funds at (800) 243-9865. You may also open your Class R Share account by completing an account application and sending it to the transfer agent by mail.

ADDITIONAL PURCHASE AND REDEMPTION POLICIES FOR CLASS R SHARES. The Company reserves the right to:

o Waive signature guarantee requirements in certain instances where it appears reasonable to do so and will not unduly affect the interests of other shareholders.

o Require signature guarantees if there appears to be a pattern of redemptions designed to avoid the signature guarantee requirement, or if we have other reason to believe that this requirement would be in the best interests of the Funds and their shareholders.

o If shares to be redeemed represent a recent investment made by check, the Funds reserve the right not to make the redemption proceeds available until there are reasonable grounds to believe that the check has been collected (which could take up to 10 days).

o To ensure proper authorization before redeeming Fund shares, the Transfer Agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

ADDITIONAL INFORMATION FOR ALL CLASSES.

The Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer.

These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Funds will act as quickly as possible to minimize delay.

WHEN SHARES ARE HELD IN THE NAME OF A CORPORATION, OTHER ORGANIZATION, TRUST, FIDUCIARY OR OTHER INSTITUTIONAL INVESTOR:

The value of shares redeemed may be more or less than your cost, depending on the NAV at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to you, and the proceeds of a redemption may be subject to backup withholding.

Your right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, for other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Fund's securities or to determine the value of a Fund's net assets, or (d) ordered by a government body having jurisdiction over the Funds for the protection of the Funds' shareholders, provided that applicable rules and regulations of the SEC (or any succeeding government authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the Funds may withdraw their requests for redemption or may receive payment based on the NAV of the Fund next determined after the suspension is lifted.

Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities chosen by each Fund and valued in the same way as they would be valued for purposes of computing the NAV of each Fund. If payment is made in securities, you may incur transaction expenses in later converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares solely in cash if the redemption requests are made by one shareholder account up to the lesser of $250,000 or 1% of the net assets of that particular Fund during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

HOW SHARE PRICE IS DETERMINED. Each Fund values its assets based on current market values when such values are readily available. These prices normally are supplied by a pricing service. Securities that do not have a readily available current market value are valued at fair value as determined under the direction of the Board of Directors.

PFPC determines the NAV per share of each Fund on each day that the Company is open for business as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time). The Company is normally open for business on each day that the Exchange is open for business, however, the Company's officers are authorized to determine when the Company shall be open for business. The NAV is calculated by adding the value of all securities and other assets in each Fund, deducting its liabilities and dividing the balance by the number of outstanding shares of the Fund.

Shares will not be priced on those days the Exchange is closed for trading. As of the date of this SAI, those days will include, but are not limited to:

New Year's Day                      Good Friday                 Labor Day
Martin Luther King, Jr. Day         Memorial Day               Thanksgiving Day
Presidents' Day                     Independence Day           Christmas Day

                             DISTRIBUTIONS AND TAXES

MULTICLASS DISTRIBUTIONS. A Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME. A Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) the Fund pays are taxable to you at ordinary income tax rates. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates provided certain holding period requirements are met.

DISTRIBUTIONS OF CAPITAL GAINS. A Fund may realize capital gains and losses on the sale of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in a Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

INVESTMENT IN FOREIGN SECURITIES. The AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund, AFBA 5Star Science & Technology Fund and AFBA 5Star Small Cap Fund may be subject to foreign withholding taxes on dividend income from ADRs. This, in turn, could reduce such a Fund's income dividends paid to you.

Your use of foreign dividends, designated by the Fund as dividends from qualifying foreign corporations and subject to taxation at long-term capital gain rates, may reduce the otherwise available foreign tax credits on your federal income tax return. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS. The Funds will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. The amount of income dividends designated by a Fund, consisting of qualified dividend income (which is relevant to U.S. investors) and interest-related and short-term capital gain dividends (which are relevant to non-U.S. investors) may exceed the total amount of income dividends paid. These designations will not result in more income being reported to you, but rather will allow the Fund to make its designations in a manner that is more tax efficient to both U.S. and non-U.S. investors. If you have not owned your Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). Each Fund has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, a Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS. To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o    98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES. Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different AFBA 5Star Fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

DEFERRAL OF BASIS. (CLASS A ONLY) In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:
o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
o You sell some or all of your original shares within 90 days of their purchase, and
o You reinvest the sales proceeds in the Fund or in another AFBA 5Star Fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. GOVERNMENT SECURITIES. The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.


While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.


QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS. For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by a Fund out of dividends earned on the Fund's investment in stocks of domestic corporations and qualified foreign corporations. If 95% or more of the Fund's income is from qualified sources, it will be allowed to designate 100% of the Fund's distributions as qualified dividend income. The amount of a Fund's ordinary dividend distribution that is eligible for this favored tax treatment will be reported by the Fund in its year-end tax notices to shareholders.

Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

AFBA 5STAR HIGH YIELD FUND. Because the AFBA 5Star High Yield Fund's income is derived primarily from interest rather than dividends, none or only a small percentage of its distributions are expected to be qualified dividend income eligible for taxation by individuals at long-term capital gain rates.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in stock of domestic corporations. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

AFBA 5STAR HIGH YIELD FUND. Because the income of the AFBA 5Star High Yield Fund is derived primarily from interest rather than dividends, generally none or only a small percentage of its income dividends will be eligible for the corporate dividends-received deduction.

INVESTMENT IN COMPLEX SECURITIES. The Funds may invest in complex securities that could be subject to numerous special and complex tax rules. These rules could accelerate the recognition of income by a Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer a Fund's ability to recognize a loss. These rules could also affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could, therefore, affect the amount, timing or character of the income distributed to you by a Fund.

NON-U.S. INVESTORS. Non-U.S. Investors may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Foreign persons should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

The United Sates imposes a flat 30% withholding tax (or lower treaty rate) on U.S. source dividends. In general, capital gain dividends paid by a Fund from either long-term or short-term capital gains (other than gain realized on disposition of U.S. real property interests) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.

Also, interest-related dividends paid by a Fund from qualified net interest income generally are not subject to U.S. withholding tax. "Qualified interest income" or "QII" includes, in general, U.S. source (1) bank deposit interest,
(2) short-term original discount and (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. The amount of ordinary dividends that are designated by a Fund as an interest-related dividend (other than dividends paid following the close of the Fund's fiscal year) must be based on an estimate of the Fund's qualified net interest income for its entire fiscal year, which can only be determined at fiscal year end. As a consequence, the Fund may over or under withhold U.S. tax on the income dividends paid to you. To the extent that the Fund pays an additional income dividend later in the calendar year, it may be able to adjust for any such over or under withholding. But there is no guarantee that the Fund will be able to eliminate any over withholding. In addition, the Funds reserve the right not to designate interest-related dividends as such and to reduce their withholding on these dividends where the amount designated would be de minimis on a per share basis.

Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and
(ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return. The exemption from withholding for short-term capital gain dividends and interest-related dividends paid by a Fund is effective for dividends paid with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008.

A partial exemption from U.S estate tax may apply to stock in a Fund held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

YOU SHOULD CONSULT YOUR TAX ADVISOR ABOUT THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

                              FINANCIAL STATEMENTS


The audited financial statements and notes thereto in the Company's Annual Report to Shareholders for the fiscal year ended March 31, 2006 (the "2006 Annual Report") are incorporated into this SAI by reference. No other parts of the 2006 Annual Report are incorporated by reference herein. The 2006 financial statements included in the 2006 Annual Report have been audited by PricewaterhouseCoopers LLP, whose report thereon is also incorporated herein by reference. Copies of the Annual Report and the unaudited Semi-Annual Report may be obtained at no charge by telephoning the Funds at (888) 578-2733.

                                    APPENDIX


                             DESCRIPTION OF RATINGS

DESCRIPTION OF BOND RATINGS:

STANDARD & POOR'S CORPORATION ("S&P") DEBT RATINGS

A S&P's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

       The ratings are based, in varying degrees, on the following considerations:

              1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

              2.    Nature of and provisions of the obligation.

              3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

AAA - Debt rated `AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated `AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated `A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated `BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated `BB', `B', `CCC', `CC' and `C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. `BB' indicates the least degree of speculation and `C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated `BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The `BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BBB-' rating.

B - Debt rated `B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The `B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BB' or `BB-' rating.

CCC - Debt rated `CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The `CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `B' or `B-' rating.

CC - Debt rated `CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied `CCC' rating.

C - Debt rated `C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied `CCC-' debt rating. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating `CI' is reserved for income bonds on which no interest is being paid.

D - Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such period. The `D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S INVESTORS SERVICES, INC. ("MOODY'S") LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes Bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF COMMERCIAL PAPER RATINGS:

S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P's for commercial paper in which the Funds may invest:

A-1 - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

A-2 - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper in which the Funds may invest:

Prime-1 - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following capacities: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.